                               NASH-FINCH COMPANY
                               PROFIT SHARING PLAN
                                  1994 REVISION

                         TENTH DECLARATION OF AMENDMENT

Pursuant to the retained power of amendment contained in Section 11.2 of the Nash-Finch Company Profit Sharing Plan - 1994 Revision, the undersigned hereby amends the Plan by way of restatement in the manner set forth in the instrument entitled "Nash Finch Company Profit Sharing Plan - 2001 Revision" (the "Plan") attached hereto.

Except as otherwise specifically provided in the Plan, the foregoing amendment is effective as of the Restatement Date as defined in the Plan.

Dated:  November 1, 2001.

                                                   NASH FINCH COMPANY

Attest: /s/ Norman R. Soland                       By /s/ Ron Marshall
       -----------------------------------           -------------------------
       Secretary                                     President

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN
                                  2001 REVISION

                                TABLE OF CONTENTS

                                                                                        PAGE
ARTICLE 1. DESCRIPTION AND PURPOSE........................................................1
 1.1.   Plan Name.........................................................................1
 1.2.   Plan Description..................................................................1
 1.3.   Plan Background...................................................................1

ARTICLE 2.  ELIGIBILITY...................................................................2
 2.1.   Eligibility Requirements..........................................................2
 2.2.   Entry Date........................................................................2
 2.3.   Termination Prior to Entry Date...................................................3
 2.4.   Special Entry Dates...............................................................3
 2.5.   Transfer Among Participating Employers............................................3
 2.6.   Multiple Employment...............................................................4
 2.7.   Ceasing to be a Qualified Employee................................................4
 2.8.   Condition of Participation........................................................4
 2.9.   Termination of Participation......................................................4

ARTICLE 3.  CONTRIBUTIONS.................................................................5
 3.1.   401(k) Contributions..............................................................5
 3.2.   Profit Sharing Contributions......................................................6
 3.3.   Rollovers.........................................................................9
 3.4.   Corrective Contributions.........................................................10

ARTICLE 4.  ACCOUNTS AND VALUATION.......................................................11
 4.1.   Establishment of Accounts........................................................11
 4.2.   Valuation and Account Adjustment.................................................11
 4.3.   Allocations Do Not Create Rights.................................................11

ARTICLE 5.  PARTICIPANT INVESTMENT DIRECTION.............................................12
 5.1.   Establishment of Investment Funds................................................12
 5.2.   Contribution Investment Directions...............................................12
 5.3.   Transfer Among Investment Funds..................................................13
 5.4.   Investment Direction Responsibility Resides With Participants....................13
 5.5.   Beneficiaries and Alternate Payees...............................................13

ARTICLE 6.  WITHDRAWALS DURING EMPLOYMENT................................................15
 6.1.   Hardship Withdrawals from 401(k) Contribution Account............................15
 6.2.   Withdrawals from 401(k) Contribution Account After Attaining Age 59 1/2..........16
 6.3.   Rules for Withdrawals............................................................16
 6.4.   No Other In-Service Withdrawals..................................................17

                                TABLE OF CONTENTS
                                  (continued)

                                                                                        PAGE
ARTICLE 7.  VESTING......................................................................18
 7.1.   Vesting..........................................................................18

ARTICLE 8.  DISTRIBUTIONS AFTER TERMINATION..............................................19
 8.1.   Form and Time of Distribution....................................................19
 8.2.   Beneficiary Designation..........................................................22
 8.3.   Assignment, Alienation of Benefits...............................................23
 8.4.   Payment in Event of Incapacity...................................................23
 8.5.   Payment Satisfies Claims.........................................................24
 8.6.   Disposition if Distributee Cannot be Located.....................................24
 8.7.   Direct Rollovers and Transfers...................................................24
 8.8.   Suspension of Distributions Following Reemployment...............................25

ARTICLE 9.  CONTRIBUTION LIMITATIONS.....................................................26
 9.1.   401(k) Contribution Dollar Limitation...........................................26
 9.2.   Actual Deferral Percentage Limitations...........................................26
 9.3.   Earnings or Losses on Excess Contributions.......................................29
 9.4.   Annual Additions Limitation......................................................29
 9.5.   Administrator's Discretion.......................................................31

ARTICLE 10.  SERVICE RULES...............................................................32
 10.1.  Computation Period...............................................................32
 10.2.  Year of Service..................................................................32
 10.3.  One-Year Break in Service........................................................32
 10.4.  Loss of Service..................................................................33
 10.5.  Pre-Acquisition Service..........................................................33
 10.6.  Hour of Service..................................................................33

ARTICLE 11.  ADOPTION, AMENDMENT AND TERMINATION.........................................37
 11.1.  Adoption by Affiliated Organizations.............................................37
 11.2.  Authority to Amend and Procedure.................................................37
 11.3.  Authority to Terminate and Procedure.............................................37
 11.4.  Vesting Upon Termination, Partial Termination or Discontinuance of
        Contributions....................................................................38
 11.5.  Distribution Following Termination, Partial Termination or Discontinuance of
        Contributions....................................................................38

ARTICLE 12.  PLAN ADMINISTRATION.........................................................39
 12.1.  Administrator, Named Fiduciary...................................................39
 12.2.  Committee........................................................................39
 12.3.  Duties of Administrator..........................................................40
 12.4.  Delegation.......................................................................40
 12.5.  Reports and Records..............................................................41
 12.6.  Compensation.....................................................................41

                                TABLE OF CONTENTS
                                  (continued)

                                                                                        PAGE
 12.7.  Professional Assistance..........................................................41
 12.8.  Payment of Administrative Costs..................................................41
 12.9.  Indemnification..................................................................41
 12.10. Claims Procedure.................................................................42
 12.11. Disputes.........................................................................43
 12.12. Correction of Errors.............................................................43
 12.13. Standards for Elections, Directions and Similar Actions..........................43

ARTICLE 13.  MISCELLANEOUS...............................................................44
 13.1.  Merger, Consolidation, Transfer of Assets........................................44
 13.2.  Limited Reversion of Fund........................................................44
 13.3.  Top-Heavy Provisions.............................................................44
 13.4.  Qualified Military Service.......................................................48
 13.5.  Short Plan Years.................................................................49

ARTICLE 14.  CONSTRUCTION, INTERPRETATIONS AND DEFINITIONS...............................50
 14.1.  Construction and Interpretations.................................................50
 14.2   Definitions......................................................................51

 ADDENDUM - SPECIAL EFFECTIVE DATES.....................................................A-1

 EXHIBITS

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN
                                  2001 REVISION

                           As Restated Effective Generally as of January 1, 2001

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN
                                  2001 REVISION

                                   ARTICLE 1.
                             DESCRIPTION AND PURPOSE

1.1. PLAN NAME. The name of the Plan is the "Nash Finch Company Profit Sharing Plan."

1.2. PLAN DESCRIPTION. The Plan is a profit sharing plan providing for 401(k) Contributions pursuant to a qualified cash or deferred arrangement, and discretionary Profit Sharing Contributions. The Plan is intended to qualify under Code section 401(a) and to satisfy the requirements of Code section 401(k). Although the Plan is a profit sharing plan, a Participating Employer may make contributions to the Plan even though it has no current or accumulated earnings or profits.

1.3. PLAN BACKGROUND.

     (a) Effective as of January 2, 1966, the Company established the Plan and created the Trust for the benefit of Qualified Employees. Thereafter, the Plan was amended from time to time and restated in its entirety by way of the 1976, 1984, 1989 and 1994 Revisions.

     (b)   The 1994 Revision of the Plan has been amended from time to time.

     (c) The Plan was amended and restated effective as of the Restatement Date for law changes as required by the Uruguay Round Agreements Act of 1994, the Uniformed Services Employment and Reemployment Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Internal Revenue Restructuring and Reform Act of 1998, collectively referred to as the "GUST" amendments, and to make certain other miscellaneous changes.

                                   ARTICLE 2.
                                  ELIGIBILITY

2.1. ELIGIBILITY REQUIREMENTS.

     (a) An Employee who was a Participant in the Plan the day before the Restatement Date shall continue as a Participant in the Plan.

     (b) An Employee who is a Qualified Employee is eligible to participate in the Plan

           (i) for the purpose of making a rollover contribution pursuant to Section 3.3 on the day on which he or she first completes an Hour of Active Service;

           (ii) for the purpose of making 401(k) Contributions on the day on which he or she first completes an Hour of Active Service; and

           (iii) for the purpose of being eligible to share in the allocation of his or her Participating Employer's Profit Sharing Contributions on the first day of the calendar quarter that falls on or next follows the last day of the Computation Period during which he or she completes two Years of Service.

     (c) If an Employee is not a Qualified Employee on the date on which he or she would otherwise be eligible to participate in the Plan for the purpose specified in Subsection (b)(i) and Subsection (b)(ii), he or she will become eligible to participate in the Plan for that purpose as of the first following date on which he or she completes an Hour of Active Service as a Qualified Employee. If an Employee is not a Qualified Employee on the date on which he or she would otherwise be eligible to participate in the Plan for the purpose specified in Subsection (b)(iii), he or she will become eligible to participate for that purpose as of the first day of the calendar quarter that falls on or next follows the date on which he or she becomes a Qualified Employee if he or she remains a Qualified Employee on the date on which he or she would otherwise be eligible to participate.

2.2. ENTRY DATE.

     (a) An Employee will enter the Plan as an Active Participant for the purpose of making rollover contribution pursuant to Section 3.3, on the day on which he or she first completes an Hour of Active Service as a Qualified Employee.

     (b) An Employee will enter the Plan as an Active Participant for the purpose of making 401(k) Contributions, on the day on which he or she first completes an Hour of Active Service as a Qualified Employee.

     (c) An Employee will enter the Plan as an Active Participant for the purposes of having Profit Sharing Contributions made on his or her behalf on the first day of the calendar quarter that first follows the day on which he or she satisfies the applicable eligibility requirements specified in Section 2.1, if he or she is a Qualified Employee on the day on which he or she would otherwise enter the Plan.

2.3. TERMINATION PRIOR TO ENTRY DATE. If an Employee described in Section 2.1(b)(iii) terminates employment before the day on which he or she would otherwise be eligible to enter the Plan for the purpose of having Profit Sharing Contributions made on his or her behalf and again becomes an Employee after that day, then:

     (a) if he or she terminated employment before the last day of the first Computation Period during which he or she completes one Year of Service, he or she will be treated as a new Employee and his or her previous service will be disregarded in determining his or her new Computation Period;

     (b) if he or she terminated employment after completing one Year of Service but before completing two Years of Service, he or she will be treated as a new Employee and his or her previous service will be disregarded in determining his or her new Computation Period if his or her service is lost pursuant to Section 10.4; or

     (c) if he or she terminated employment after completing two Years of Service but before he or she became eligible to enter the Plan for the purpose of having Profit Sharing Contributions made on his or her behalf, he or she will be eligible to enter the Plan for the purpose specified in Section 2.1(b)(iii) as of the first day of the calendar quarter that falls on or next follows the date on which he or she completes an Hour of Active Service after reemployment as a Qualified Employee.

2.4. SPECIAL ENTRY DATES. Notwithstanding Sections 2.1 and 2.2, in conjunction with an acquisition, the Company's Board may specify a special entry date for one or more purposes for individuals who become Qualified Employees on account of the acquisition.

2.5. TRANSFER AMONG PARTICIPATING EMPLOYERS.

     (a) Notwithstanding Section 2.1(b), an Employee who transfers employment from an Affiliated Organization that is not a Participating Employer to a Participating Employer and who, immediately prior to such transfer, was an active participant in a profit sharing plan qualified under Code section 401(a) maintained by the Affiliated Organization, is eligible to participate in the Plan for all purposes as of the first day of the calendar quarter that falls on or next follows the day he or she first completes an Hour of Active Service as a Qualified Employee following such transfer.

     (b) A Participant who transfers from one Participating Employer to another Participating Employer as a Qualified Employee will participate in the Plan for the Plan Year during which the transfer occurs on the basis of his or her separate Eligible Earnings for the Plan Year from each Participating Employer.

2.6. MULTIPLE EMPLOYMENT. A Participant who is simultaneously employed as a Qualified Employee with more than one Participating Employer will participate in the Plan as a Qualified Employee of all of his or her Participating Employers on the basis of his or her separate Eligible Earnings from each Participating Employer.

2.7. CEASING TO BE A QUALIFIED EMPLOYEE. No contribution will be made by or on behalf of a Participant after the Participant ceases to be a "Qualified Employee," except for any contribution due on account of the portion of the Plan Year preceding the cessation. Such a Participant will, subject to
     Section 10.4, be eligible to resume active participation in the Plan (a) for the purposes specified in Section 2.1(a)(i) and Section 2.1(a)(ii) as of the day he or she first completes an Hour of Active Service after reemployment as a Qualified Employee and (b) for the purpose specified in
     Section 2.1(a)(iii) as of the first day of the calendar quarter that falls on or next follows the day he or she first completes an Hour of Active Service after reemployment as a Qualified Employee.

2.8. CONDITION OF PARTICIPATION. Each Qualified Employee, as a condition of participation, is bound by all of the terms and conditions of the Plan and must furnish to the Administrator such pertinent information and execute such instruments as the Administrator may require.

2.9. TERMINATION OF PARTICIPATION. A Participant will cease to be a Participant as of the later of the date on which:

     (a)   he or she ceases to be a Qualified Employee; or

     (b) all benefits, if any, to which he or she is entitled under the Plan have been forfeited or distributed.

                                   ARTICLE 3.
                                  CONTRIBUTIONS

3.1. 401(K) CONTRIBUTIONS.

     (a)   Subject to the limitations described in Article 9, for each Plan
           Year an Active Participant may elect to make 401(k) Contributions for the Plan Year in accordance with the succeeding provisions of this section. 401(k) Contributions will be paid by the Participating Employer to the Trustee as soon as administratively practicable after the date on which the Active Participant would have received the Eligible Earnings but for his or her election pursuant to this section.

     (b) A reference in this section to an election to make 401(k) Contributions means that the Participant has elected to have his or her Eligible Earnings reduced in consideration of the Participating Employer's obligation to make 401(k) Contributions in the same amount on the Participant's behalf. Except as provided in Subsections (c) and (d), a Participant's 401(k) Contributions will be made in accordance with the rules in this subsection.

           (i)    An Active Participant may elect to make 401(k)
                  Contributions in any one percent increment from one percent to a maximum percentage specified in Plan Rules and the elected percentage will automatically apply to the Active Participant's Eligible Earnings as adjusted from time to time. Plan Rules may specify a maximum percentage for Active Participants who are Highly Compensated Employees that is less than the maximum percentage specified for Active Participants who are not Highly Compensated Employees. No 401(k) Contributions will be made on behalf of a Participant with respect to a period during which he or she is not an Active Participant.

           (ii) An Active Participant's election to commence 401(k) Contributions pursuant to clause (i) will become effective at the time and manner specified in Plan Rules after the Administrator receives a complete and accurate election.

           (iii) An Active Participant may elect to change the percentage rate of his or her 401(k) Contributions. The election will become effective at the time and manner specified in Plan Rules after the Administrator receives a complete and accurate election of such change.

           (iv) 401(k) Contributions for an Active Participant who makes a hardship withdrawal pursuant to Section 6.1 will be automatically suspended for the 12-month period beginning on the date of the withdrawal distribution. Following the suspension period the Active Participant may again elect to make 401(k) Contributions in accordance with clause (iii).

     (c)

           (i) Prior to January 1, 2002, the same percentage rate of an Active Participant's 401(k) Contributions made on a continuing payroll period basis will automatically apply to any bonus payment to which he or she is otherwise entitled, unless he or she notifies the Administrator that he or she elects to change the percentage rate of his or her 401(k) Contributions with respect to any such bonus payment. The election to change the percentage rate with respect to any such bonus payment will become effective at the time and manner specified in Plan Rules after the Administrator receives a complete and accurate election of such change.

           (ii) After December 31, 2001, the same percentage rate of an Active Participant's 401(k) Contributions made on a continuing payroll period basis will automatically apply to any bonus payment to which he or she is otherwise entitled.

     (d) Only Eligible Earnings payable after an Active Participant's complete and accurate election has been received and become effective will be reduced pursuant to the election. If any election is not processed on a timely basis, or if, for any reason, an Active Participant's Eligible Earnings are not reduced in accordance with the Participant's election, no retroactive adjustments will be made to take into account the effect of any such delay or failure. Plan Rules, however, may permit an Active Participant to elect to make 401(k) Contributions from his or her Eligible Earnings payable during any remaining portion of the Plan Year during which the delay or failure occurred at more than the otherwise applicable maximum percentage to adjust for the effect of the delay or failure so long as the total reductions for the Plan Year do not exceed the applicable maximum percentage or the limitations described in
           Article 9.

3.2. PROFIT SHARING CONTRIBUTIONS.

     (a)   Each Participating Employer may make a Profit Sharing
           Contribution for a Plan Year on behalf of a Participant who has satisfied the eligibility conditions specified in Subsection (b) for a Plan Year in an amount (if any) determined by the Participating Employer's Board, of his or her Eligible Earnings from the Participating Employer for the Plan Year.

     (b) To be eligible to share in the Participating Employer's Profit Sharing Contribution, if any, for a particular Plan Year, a Participant must have, on or before the last day of the Plan Year,

           (i) entered the Plan as a Participant for the purpose of being eligible to share in the allocation of Profit Sharing Contributions for the Plan Year pursuant to Article 2,

           (ii) been a Qualified Employee of the Participating Employer during the Plan Year,

           (iii) completed at least 1000 Hours of Service during the Plan Year or, in the case of either

                  (1) a Qualified Employee who, during the Plan Year first entered the Plan for the purpose of being eligible to share in the allocation of Profit Sharing Contributions, or

                  (2) a former Participant who terminated his or her employment and was rehired as a Qualified Employee during such Plan Year,

           either completed at least 1000 Hours of Service during such Plan Year or, during the period beginning on the date on which he or she entered or reentered the Plan as a Participant during such Plan Year and ending on the last day of the Plan Year, completed at least the number of Hours of Service equal to the product of 1000 multiplied by a fraction, the numerator of which is the number of full months from such entry or reentry date to the last day of the Plan Year and the denominator of which is 12, and

           (iv)   been either actively employed by an Affiliated
                  Organization on the last day of the Plan Year or absent from active employment in connection with

                  (1) a leave authorized by an Affiliated Organization for any cause for the authorized period or, in the absence of an authorized period, for 90 days, plus any extensions granted by the Affiliated Organization,

                  (2) any circumstance (whether or not he or she has terminated employment) so long as the Participant continues to receive his or her regular compensation from an Affiliated Organization for the period extending to or beyond the last day of the Plan Year,

                  (3) service in the armed forces of the United States or other government service in time of war or national emergency, or

                  (4)   illness or disability.

           Notwithstanding the foregoing provisions of this Subsection (b), a Participant will not be eligible to share in his or her Participating Employer's Profit Sharing Contributions if the Participant either (i) is covered by a collective bargaining agreement between the Participant's bargaining representative and a Participating Employer unless the collective bargaining agreement expressly provides that the Profit Sharing Contribution provisions of the Plan are applicable to Participants covered by the collective bargaining agreement or
           (ii) was a participant in the

           Retirement Plan for Employees of Super Food Services, Inc. on December 31, 1997, who attained age 55 on or before December 31, 1997 and was an employee of a Participating Employer on December 31, 1997.

     (c)   Subject to the limitations of Article 9, a Participating
           Employer's Profit Sharing Contribution for a Plan Year, if any, will be allocated among the Profit Sharing Contribution Accounts of Participants. Each such Participant's allocated share of the contribution will bear the same ratio to the Participating Employer's total Profit Sharing Contribution for a Plan Year as the Participant's Eligible Earnings from the Participating Employer for the Plan Year bears to the aggregate Eligible Earnings from the Participating Employer for the Plan Year of all Participants who are eligible to share in the Participating Employer's Profit Sharing Contribution for the Plan Year.

     (d) A Participating Employer's Profit Sharing Contribution for a Plan Year, if any, will be paid to the Trustee on such date or dates during or following such Plan Year as the Participating Employer may elect but in no case more than 12 months after the end of the Plan Year.

     (e) Any Profit Sharing Contribution made prior to completion of the allocation of such contribution among Participants eligible to share in the contribution will be carried in a suspense account until the allocation is made, but the allocation, when made, will be made as of the last day of the Plan Year for which the contribution is made. The Trustee will invest the suspense account in accordance with the directions of the Administrator, and any earnings or losses will be allocated in the same manner as the contribution.

     (f) In addition to the Profit Sharing Contribution allocation to which a Participant may be entitled pursuant to the foregoing subsections of this Section 3.2, for each Plan Year beginning after 1997 and ending before 2003, the Participating Employer of an "eligible Participant," as defined in clause (iii) of this Subsection
           (f), who satisfies the eligibility requirements set forth in Subsection (b) for the Plan Year will make a contribution on behalf of the eligible Participant, which will be allocated to the eligible Participant's Profit Sharing Account, in an amount determined under clause (i) or clause (ii) of this Subsection (f), whichever is applicable.

           (i)    If, on or before December 31, 1997, the eligible
                  Participant had attained age 40 but had not yet attained age 50, subject to the limitations of Article 9 and the Company's retained authority to amend and terminate the Plan, the amount of the additional contribution made on the eligible Participant's behalf for a Plan Year pursuant to this Subsection (f) will be equal to the percentage of the eligible Participant's Eligible Earnings for the Plan Year specified in the following table.

                                                          AMOUNT OF CONTRIBUTION AS A
                      PLAN YEAR                         PERCENTAGE OF ELIGIBLE EARNINGS
                      ---------                         -------------------------------
                        1998                                          3%
                        1999                                          3%
                        2000                                          2%
                        2001                                          1%
                        2002                                          1%

           (ii)   If, on or before December 31, 1997, the eligible
                  Participant had attained age 50 but had not yet attained age 55, subject to the limitations of Article 9 and the Company's retained authority to amend and terminate the Plan, the amount of the additional contribution made on the eligible Participant's behalf for a Plan Year pursuant to this Subsection (f) will be equal to the percentage of the eligible Participant's Eligible Earnings for the Plan Year specified in the following table.

                                                          AMOUNT OF CONTRIBUTION AS A
                      PLAN YEAR                         PERCENTAGE OF ELIGIBLE EARNINGS
                      ---------                         -------------------------------
                        1998                                          5%
                        1999                                          4%
                        2000                                          3%
                        2001                                          2%
                        2002                                          1%

           (iii)  An "eligible Participant" is a Participant who

                  (1) was a participant in the Retirement Plan for Employees of Super Food Services, Inc. on December 31, 1997, and

                  (2) had attained age 40 but had not attained age 55 on or before December 31, 1997, and

                  (3) was an employee of a Participating Employer on January 1, 1998.

3.3. ROLLOVERS.

     (a)   With the prior consent of the Administrator, an Active
           Participant may contribute to the Trust, in a direct rollover pursuant to Code section 401(a)(31) or within 60 days of receipt:

           (i) an amount paid or distributed out of an individual retirement account to which the only contributions have been one or more Eligible Rollover Distributions; or

           (ii) an Eligible Rollover Distribution from such a qualified plan.

     (b) Any contribution to the Trust pursuant to this section must be made in cash and will be added to the Participant's Rollover Account.

3.4. CORRECTIVE CONTRIBUTIONS.

     (a) For any Plan Year, a Participating Employer may, but is not required to, contribute to the Profit Sharing Contribution Accounts of Active Participants who are not Highly Compensated Employees, or any group of such Participants identified by the Administrator, such amounts as the Participating Employer deems advisable to assist the Plan in satisfying the requirements of Section 9.2 or any other requirement under the Code or Treasury Regulations, for the Plan Year.

     (b) Contributions pursuant to this section will be allocated among the Profit Sharing Contribution Accounts of the Participants eligible to share in the allocation in proportion to their respective Eligible Earnings from the Participating Employer for the Plan Year, in proportion to the Participant's 401(k) Contributions for the Plan Year or in equal shares, as the Participating Employer directs at the time such contribution is made.

     (c) Contributions pursuant to this section which are used to satisfy the requirements of Section 9.2 will be added to a separate subaccount with respect to which gains, losses, withdrawals and other credits or charges are separately allocated on a reasonable and consistent basis pursuant to Section 4.2.

                                   ARTICLE 4.
                             ACCOUNTS AND VALUATION

4.1. ESTABLISHMENT OF ACCOUNTS.

     (a) For each Participant, the following Accounts will be established and maintained:

           (i) A 401(k) Contribution Account to which there will be added any 401(k) Contributions made on the Participant's behalf;

           (ii) A Profit Sharing Contribution Account, to which there will be added any Profit Sharing Contributions made on the Participant's behalf; and

           (iii) A Rollover Account, to which there will be added any rollover contribution made by the Participant pursuant to
                  Section 3.3.

     (b) One or more additional accounts or subaccounts may be established and maintained for any Participant or group of similarly situated Participants in connection with the merger of another plan into the Plan, in which case provisions of the Plan applicable solely to such accounts will be set forth on an exhibit to the Plan in accordance with Section 14.1(f).

4.2. VALUATION AND ACCOUNT ADJUSTMENT. As such intervals as specified in
     Plan Rules, but at least annually, each Participant's Accounts within each investment fund established pursuant to Section 5.1 will be adjusted, in a manner determined by the Administrator to be uniform and equitable with respect to the Accounts being adjusted at the time in question, for income, expense, gains and losses of the investment fund, as well as contributions, withdrawals, loans, loan repayments, loan offsets, distributions and other activity, since the last prior adjustment.

4.3. ALLOCATIONS DO NOT CREATE RIGHTS. The fact that allocations are made and credited to the Accounts of a Participant does not vest in the Participant any right, title or interest in or to any portion of the Fund except at the time or times and upon the terms and conditions expressly set forth in the Plan. Notwithstanding any allocation or addition to the Account of any Participant, the issuance of any statement to the Participant or a Beneficiary of a deceased Participant or the distribution of all or a portion of any Account balance, the Administrator may direct the Account to be adjusted to the extent necessary to correct any error in the Account, whether caused by misapplication of any provision of the Plan or otherwise, and may recover from the Participant or Beneficiary the amount of any excess distribution.

                                   ARTICLE 5.
                        PARTICIPANT INVESTMENT DIRECTION

5.1. ESTABLISHMENT OF INVESTMENT FUNDS.

     (a) In order to allow each Participant to determine the manner in which his or her Accounts will be invested, the Trustee will maintain, within the Trust, three or more separate investment funds of such nature and possessing such characteristics as the Administrator may specify from time to time. Each Participant's Accounts will be invested in the investment funds in the proportions directed by the Participant in accordance with the procedures set forth in Sections 5.2 and 5.3. The Administrator may, from time to time, direct the Trustee to establish additional investment funds or to terminate any existing investment fund.

     (b) Notwithstanding any other provision of the Plan to the contrary, the Administrator may direct the Trustee to suspend Participant investment activity (including such activity in connection with withdrawals, loans and distributions) in any or all investment funds, or impose special rules or restrictions of uniform application, for a period determined by the Administrator to be necessary in connection with:

           (i)    the establishment or termination of any investment fund;

           (ii) the receipt by the Trustee from, or transfer by the Trustee to, another trust of account balances in connection with an acquisition or divestiture or otherwise;

           (iii)  a change of Trustee, investment manager or recordkeeper;
                  or

           (iv) such other circumstances determined by the Administrator as making such suspension or special rules or restrictions necessary or appropriate.

5.2. CONTRIBUTION INVESTMENT DIRECTIONS.

     (a) In conjunction with his or her enrollment in the Plan, a Participant must direct the manner in which contributions to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Investment directions must be made in five percent increments and may be made separately with respect to the Participant's 401(k) Contribution Account and with respect to the aggregate of his or her Profit Sharing Contribution Account and Rollover Account. Such a direction must be made in accordance with and is subject to Plan Rules. To the extent a Participant fails to direct Account investments, the Accounts will be invested in the manner specified in Plan Rules.

     (b) A Participant may direct a change in the manner in which future contributions credited to his or her Accounts will be invested among the investment funds maintained pursuant to Section 5.1. Investment directions must be made in five percent increments and may be made separately with respect to the Participant's 401(k) Contribution Account and with respect to the aggregate of his or her Profit Sharing Contribution Account and Rollover Account. Such a direction must be made in accordance with and is subject to Plan Rules and will become effective at the time and manner specified in Plan Rules and in accordance with rules and procedures of the investment fund after the Trustee receives a complete and accurate direction.

     (c) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

5.3. TRANSFER AMONG INVESTMENT FUNDS.

     (a) A Participant may direct the transfer of his or her Accounts among the investment funds maintained pursuant to Section 5.1. Investment directions must be made in five percent increments and may be made separately with respect to the Participant's 401(k) Contribution Account and with respect to the aggregate of his or her Profit Sharing Contribution Account and Rollover Account. Such a direction must be made in accordance with and is subject to Plan Rules and will become effective at the time and manner specified in Plan Rules and in accordance with rules and procedures of the investment fund after the Trustee receives a complete and accurate direction.

     (b) Plan Rules will include procedures pursuant to which Participants are provided with the opportunity to obtain written confirmation of investment directions made pursuant to this section.

     (c) Plan Rules may limit and restrict transfers into and out of specific investment funds.

5.4. INVESTMENT DIRECTION RESPONSIBILITY RESIDES WITH PARTICIPANTS. The
     Plan is intended to constitute a plan described in ERISA section 404(c). Accordingly, neither the Committee, the Administrator, the Trustee nor the Participating Employers have any authority, discretion, responsibility or liability with respect to a Participant's selection of the investment funds in which his or her Accounts will be invested, the entire authority, discretion and responsibility for, and any results attributable to, the selection being that of the Participant.

5.5. BENEFICIARIES AND ALTERNATE PAYEES. Solely for purposes of this article, the term "Participant" includes the Beneficiary of a deceased Participant and an alternate payee under a qualified domestic relations order within the meaning of Code section 414(p) unless otherwise provided in such order, but only after:

     (a) the Administrator has determined the identity of the Beneficiary and the amount of the Account balance to which he or she is entitled in the case of a Beneficiary of a deceased Participant; or

     (b) the Administrator has, in accordance with Plan Rules, made a final determination that the order is a qualified domestic relations order and all rights to contest such determination in a court of competent jurisdiction within the time prescribed by Plan Rules have expired or been exhausted in the case of an alternate payee.

                                   ARTICLE 6.
                          WITHDRAWALS DURING EMPLOYMENT

6.1. HARDSHIP WITHDRAWALS FROM 401(K) CONTRIBUTION ACCOUNT.

     (a) Subject to the provisions of Section 6.3, a Participant who is an Employee may make a hardship withdrawal from his or her 401(k) Contribution Account in accordance with this section. A hardship withdrawal will be permitted only if the Administrator determines that the withdrawal is made on account of an immediate and heavy financial need of the Participant and is necessary to satisfy such financial need.

     (b) The existence of an immediate and heavy financial need will be made by the Administrator on the basis of all relevant facts and circumstances. A withdrawal will be deemed to be made on account of an immediate and heavy financial need only if it is determined by the Administrator to be on account of:

           (i) expenses for medical care, described in Code section 213(d), incurred or to be incurred by the Participant, the Participant's spouse or the Participant's dependent (as defined in Code section 152);

           (ii) costs directly related to the purchase (excluding mortgage payments) of a principal residence of the Participant;

           (iii) payment of tuition, related educational fees and room and board expenses for the next 12 months of post-secondary education for the Participant or his or her spouse, child or other dependent (as defined in Code section 152);

           (iv) payments necessary to prevent the eviction of the Participant from his or her principal residence or foreclosure on the mortgage on the Participant's principal residence; or

           (v)    any other deemed hardship recognized under Code section
                  401(k).

     (c) A withdrawal will be deemed to be necessary to satisfy the immediate and heavy financial need of the Participant only if the Administrator determines that each of the requirements in this subsection is satisfied.

           (i) The withdrawal is not more than the sum of the amount of the immediate and heavy financial need of the Participant plus an amount to pay any federal, state or local taxes or penalties that the Participant will incur in connection with the withdrawal or to satisfy withholding obligations in connection with that withdrawal, in either case as determined by the Administrator in accordance with Plan Rules.

           (ii) The Participant has received all withdrawals and has taken all nontaxable loans available under the Plan and all other qualified plans maintained by any Affiliated Organization.

           (iii) All 401(k) Contributions and all elective deferrals and after-tax employee contributions by or on behalf of the Participant under any other qualified or nonqualified plan of deferred compensation maintained by any Affiliated Organization are suspended for a period of 12 months following the date of the withdrawal.

           (iv) For the Participant's taxable year following the taxable year during which he or she received the withdrawal, the amount of elective deferrals under all qualified plans maintained by any Affiliated Organization (including 401(k) Contributions pursuant to the Plan) that may be made on the Participant's behalf under Code section 402(g) is reduced by the amount of such elective deferrals made on the Participant's behalf for the taxable year during which he or she received the withdrawal.

     (d) The Administrator's determination of the existence of a Participant's financial hardship and the amount that may be withdrawn to satisfy the need created by such hardship will be made in accordance with Treasury Regulations, and is final and binding on the Participant. The Administrator may require the Participant to make representations and certifications concerning his or her entitlement to a withdrawal pursuant to this section and is entitled to rely on such representations and certifications unless the Administrator has actual knowledge to the contrary. The Administrator is not obligated to supervise or otherwise verify that amounts withdrawn are applied in the manner specified in the Participant's withdrawal application.

     (e) The amount of any withdrawal pursuant to this section may not exceed the balance of the Participant's 401(k) Contribution Account under the Plan as of December 31, 1988, increased by the amount of 401(k) Contributions made by the Participant and reduced by the amount of 401(k) Contributions distributed to the Participant.

6.2. WITHDRAWALS FROM 401(k) CONTRIBUTION ACCOUNT AFTER ATTAINING AGE
     59 1/2. Subject to the provisions of Section 6.3, a Participant who is an Employee and has attained age 59 1/2may withdraw all or any part of the balance of his or her 401(k) Contribution Account.

6.3. RULES FOR WITHDRAWALS.

     (a) Applications for withdrawals must be made in accordance with and are subject to Plan Rules.

     (b) A withdrawal will be made as soon as administratively practicable after the Administrator's determination that the Participant is entitled to receive the withdrawal based on the balance of the Participant's 401(k) Contribution Account as of the close of business on the day before the day on which the withdrawal is made.

     (c) The Participant's withdrawal application may specify the investment fund or funds from which the withdrawal is to be made and the relative amounts to be withdrawn from such funds, and the Trustee will make the withdrawal in accordance with such specifications. If the withdrawal application does not otherwise specify, the withdrawal will be made on a pro rata basis from the investment fund or funds in which the 401(k) Contribution Account is invested.

     (d) All withdrawals will be made in the form of a single sum payment made by a check drawn on the Trust.

     (e) The provisions of Section 8.7(a) apply to any withdrawal that constitutes an Eligible Rollover Distribution.

6.4. NO OTHER IN-SERVICE WITHDRAWALS. Except as otherwise expressly provided in the Plan, a Participant may not make withdrawals from his or her Profit Sharing Contribution Account or Rollover Account prior to his or her Termination of Employment.

                                   ARTICLE 7.
                                    VESTING

7.1. VESTING. Each Participant always has a fully vested nonforfeitable interest in his or her Accounts.

                                   ARTICLE 8.
                         DISTRIBUTIONS AFTER TERMINATION

8.1. FORM AND TIME OF DISTRIBUTION.

     (a) Following a Participant's Termination of Employment, the Trustee will distribute to the Participant or, if the Participant has died, to his or her Beneficiary, the value of the Participant's balance of his or her Accounts. Subject to the remaining subsections of this section and Sections 8.7 and 8.8, distributions will be made in accordance with the following provisions.

           (i) If the aggregate balance of the Participant's Accounts is not more than $5000, distribution to the Participant, or to the Participant's Beneficiary in the case of the Participant's death, will be made, in the form of a lump sum payment, as soon as administratively practicable following the Participant's Termination of Employment.

           (ii) Except as provided in clause (i), distribution to the Participant will be made or commence, in the form of a lump sum payment or installment cash payments, according to the Participant's election, as soon as administratively practicable after the Administrator receives the Participant's properly completed distribution request. If the Participant terminates employment before attaining age 62, distribution to the Participant must be made or commence not later than the date on which the Participant attains age 65. If the Participant had attained age 62 when he or she terminated employment, distribution to the Participant must be made or commence not later than the sixtieth day after the Plan Year during which the Participant terminates employment or attains age 65, whichever is later, unless the Participant elects to defer the distribution pursuant to Subsection (b).

           (iii) Except as provided in clause (i), distribution to the Participant's Beneficiary following the Participant's death will be made in the form and at the time elected by the Beneficiary in accordance with Subsection (d).

           (iv) All distributions will be made in the form of a check drawn on the Trust.

           (v) If a contribution is allocated to a Participant's Account following the Participant's Termination of Employment and after his or her Account balance has been distributed, as soon as administratively practicable after the allocation is made, the balance of the Account will be distributed to the Participant, or to the Participant's Beneficiary in the case of the Participant's death, in the same form of payment as the original distribution subject to the lump sum payment provisions in Subsection (a)(i).

     (b) Subject to the provisions of the other subsections of this section, a Participant described in Subsection (a)(ii) who has attained age 62 when he or she terminates employment may elect to defer commencement of his or her distribution under the Plan by providing the Administrator with a written, signed statement indicating in which of the available forms the benefit will be paid and specifying the date on which the payment is to be made or commence; provided that the specified date may not be later than April 1 of the calendar year following the calendar year during which the Participant attains age 70 1/2. The statement must be provided to the Administrator not later than the thirtieth day (or such later date as Plan Rules may allow) after the Plan Year during which the Participant terminates employment or attains age 65, whichever is later. Plan Rules may permit a Participant to modify the election in any manner determined by the Administrator to be consistent with Code section 401(a)(14) and the other provisions of this section.

     (c) If a Participant described in Subsection (a)(ii) elects to receive his or her distribution in the form of quarterly, semi-annual or annual installment payments, the payments will be made for a period not longer than either the Participant's life expectancy or the life expectancy of the Participant and his or her Beneficiary, as elected by the Participant in accordance with and subject to Plan Rules. Life expectancies will be determined using the expected return multiples set forth in Treasury Regulation section 1.72-9. Prior to the Participant's "required beginning date," within the meaning of Code section 401(a)(9), the Participant may elect, in accordance with and subject to Plan Rules, whether the life expectancies for the Participant and his or her spouse are to be recalculated on an annual basis for purposes of determining the amount of each installment payment. Any such election will become irrevocable as of the required beginning date. If no such election is made, the life expectancies of the Participant and his or her spouse will not be recalculated. Subject to the foregoing, (1) installment payments will be substantially equal in amount and (2) not more than once each Plan Year, the Participant may elect, in accordance with and subject to Plan Rules, to either increase the amount of installment payments made after the effective date of the election or to receive a lump sum payment of all or a portion of the balance of his or her Accounts. Except as otherwise provided in Plan Rules, distributions pursuant to this subsection will be made from the Participant's Accounts and the investment fund or funds in which the Accounts are then invested on a pro rata basis.

     (d) Subject to Subsection (a)(i), if a Participant dies before receiving the full amount to which he or she is entitled, the amount remaining will be distributed to the Participant's Beneficiary at such time or times and in such manner as the Beneficiary elects on a form provided by the Administrator, subject, however, to the following rules:

           (i) If the Participant dies after the April 1 of the calendar year following the calendar year during which he or she has both attained age 70 1/2 and terminated employment, distribution will be made to the Beneficiary at a rate that would result in the benefit being distributed at least as rapidly as if distribution were made at the same rate as was in effect immediately prior to the Participant's death.

           (ii) If the Participant dies before April 1 of the calendar year following the calendar year during which he or she has both attained age 70 1/2 and terminated employment, distribution will, at the Beneficiary's election, be made either -

                  (1) in a lump sum payment no later than December 31 of the calendar year which contains the fifth anniversary of the date of the Participant's death, or

                  (2) in installment payments commencing no later than December 31 of the calendar year immediately following the calendar year in which the Participant died (unless the Beneficiary is the Participant's spouse, in which case payments must begin no later than such date specified above or December 31 of the calendar year in which the Participant would have attained age 70 1/2 if he or she had lived).

                  If a Beneficiary elects to receive his or her distribution in the form of installment payments, the payments will be substantially equal in amount and will be made on a quarterly, semi-annual or annual basis, for a period not longer than the Beneficiary's life expectancy, as elected by the Beneficiary in accordance with and subject to Plan Rules (determined on the basis of the Beneficiary's age as of the date on which the payments are required to commence and, if the Beneficiary is the Participant's surviving spouse, determined on an annual basis).

           (iii) For purposes of applying clauses (i) and (ii), if the Participant is a "5-percent owner" within the meaning of Code section 416, then he or she will be deemed to have terminated employment upon attaining age 70 1/2.

           (iv) If the Participant's spouse is the Beneficiary and dies after the Participant's death but before distributions to the spouse have commenced, the foregoing rules will be applied as if the surviving spouse were the Participant, including the substitution of the surviving spouse's date of death for the Participant's date of death; provided, that the alternative commencement date in clause (ii)(2) (relating to the date on which the Participant would have attained age 70 1/2 had he or she lived) will not be available.

     (e) Notwithstanding Subsection (a), distribution to any Participant who is a "5-percent owner," within the meaning of the Code section 416, must begin not later than April 1 of the calendar year following the calendar year during which the Participant attains age 70 1/2. After the initial distribution pursuant to this subsection and prior to the Participant's Termination of Employment, the Participant's minimum required distributions, if any, will be distributed to the Participant not later than the last day of each Plan Year.

     (f) Notwithstanding any other provision of the Plan to the contrary, distributions will be made in accordance with regulations issued under Code section 401(a)(9), including Treasury Regulation section 1.401(a)(9)-2, and any provisions of the Plan reflecting Code section 401(a)(9) take precedence over any distribution options in the Plan that are inconsistent with Code section 401(a)(9).

     (g) With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of Code section 401(a)(9) in accordance with the regulations under Code section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary.

8.2. BENEFICIARY DESIGNATION.

     (a) Each Participant may designate, on a form provided by the Administrator, one or more primary Beneficiaries or alternative Beneficiaries for all or a specified fractional part of his or her aggregate Accounts and may change or revoke any such designation from time to time. No such designation, change or revocation is effective unless executed by the Participant and received by the Administrator during the Participant's lifetime. Subject to Subsection (d), no such change or revocation requires the consent of any person.

     (b)   If a Participant

           (i)    fails to designate a Beneficiary, or

           (ii) revokes a Beneficiary designation without naming another Beneficiary, or

           (iii) designates one or more Beneficiaries none of whom survives the Participant,

           for all or any portion of the Accounts, such Accounts or portion are payable to the first class of the following classes of automatic Beneficiaries that includes a member surviving the Participant:

                  Participant's spouse;
                  Participant's issue, per stirpes and not per capita; Participant's parents;

                  Participant's brothers and sisters;
                  Representative of Participant's estate.

     (c) When used in this section and, unless the designation otherwise specifies, when used in a Beneficiary designation, the term "per stirpes" means in equal shares among living children and the issue (taken collectively) of each deceased child, with such issue taking by right of representation; "children" means issue of the first generation; and "issue" means all persons who are descended from the person referred to, either by legitimate birth or legal adoption. The automatic Beneficiaries specified above and, unless the designation otherwise specifies, the Beneficiaries designated by the Participant, become fixed as of the Participant's death so that, if a Beneficiary survives the Participant but dies before the receipt of all payments due such Beneficiary, any remaining payments are payable to the representative of such Beneficiary's estate. Any designation of a Beneficiary by name that is accompanied by a description of relationship or only by statement of relationship to the Participant is effective only to designate the person or persons standing in such relationship to the Participant at the Participant's death.

     (d) Notwithstanding Subsection (a), no designation of a Beneficiary other than the Participant's spouse is effective unless such spouse consents to the designation. Any such consent is effective only with respect to the Beneficiary or class of Beneficiaries so designated and only with respect to the spouse who so consented.

8.3. ASSIGNMENT, ALIENATION OF BENEFITS.

     (a) Except as required under a qualified domestic relations order or by the terms of any loan from the Trust or to comply with a federal tax levy pursuant to Code section 6331, and except as otherwise provided in Code section 401(a)(13)(C), (i) no benefit under the Plan may in any manner be anticipated, alienated, sold, transferred, assigned, pledged, encumbered or charged, and any attempt to do so is void and (ii) no benefit under the Plan is in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit.

     (b) To the extent provided in a qualified domestic relations order, distribution of benefits assigned to an alternate payee by such order may be distributed to the alternate payee in the form of a lump sum payment prior to the Participant's earliest retirement age. The terms "qualified domestic relations order," "alternate payee" and "earliest retirement age" have the meanings given in Code section 414(p).

8.4. PAYMENT IN EVENT OF INCAPACITY. If any person entitled to receive any payment under the Plan is physically, mentally or legally incapable of receiving or acknowledging receipt of the payment, and no legal representative has been appointed for such person, the Administrator in its discretion may (but is not required to) cause any sum otherwise payable to such person to be paid to any one or more of the following as may be chosen by the Administrator: the Beneficiaries, if any, designated by such person; the institution maintaining such person; a custodian for such person under the Uniform Transfers to Minors Act of any state; or such person's spouse, children, parents or other relatives by blood or marriage. Any such payment completely discharges all liability under the Plan to the person with respect to whom the payment is made to the extent of the payment.

8.5. PAYMENT SATISFIES CLAIMS. Any payment to or for the benefit of any Participant, or Beneficiary in accordance with the provisions of the Plan, to the extent of such payment, fully satisfies of all claims against the Trustee, the Administrator and the Participating Employers, any of whom may require the payee to execute a receipted release as a condition precedent to such payment.

8.6. DISPOSITION IF DISTRIBUTEE CANNOT BE LOCATED. If the Administrator is unable to locate a Participant or Beneficiary to whom a distribution is due, the amount that would otherwise be distributed to the Participant or Beneficiary will be forfeited, and the forfeited amount will be applied to restore the Accounts of Participants as described in this Section 8.6. At the direction of the Administrator any remaining forfeitures may be used to pay Plan expenses of administering the Plan, and any remaining forfeitures after that will be applied toward the amount of future contributions by the Participating Employers for the Plan Year in which the forfeiture occurs. The forfeited amount will be restored to the Accounts from which the amount was forfeited, unadjusted for interest or any change in value occurring after the forfeiture, upon the Participant's or Beneficiary's claim for the benefit. The restoration will be made through funds available pursuant to this Section 8.6. To the extent such funds are insufficient for such purpose, the Participating Employer with whom the Participant was last employed will contribute the amount required to restore the Accounts.

8.7. DIRECT ROLLOVERS AND TRANSFERS.

     (a)   To the extent a distribution is an Eligible Rollover
           Distribution, the Administrator will, if so instructed by the distributee in accordance with Plan Rules, direct the Trustee to make the distribution to an "eligible retirement plan," within the meaning of Code section 402(c)(8). Unless otherwise provided in Plan Rules, the foregoing provision will not apply (i) if the aggregate taxable distributions to be made to the distributee during the calendar year are less than $200, (ii) if less than the entire taxable amount of the distribution is to be distributed to the eligible retirement plan and the amount to be distributed to the eligible retirement plan is less than $500 or (iii) with respect to any portion of an Eligible Rollover Distribution that consists of an offset amount with respect to a Plan loan.

     (b) The Administrator may direct the Trustee to transfer the balance of any or all of the Accounts of a Participant to the trustee of another plan if:

           (i) the other plan is a defined contribution plan qualified under Code section 401(a);

           (ii) the other plan satisfies the requirements set forth in Code sections 401(k) and 411(d)(6) with respect to the transferred Accounts to which such requirements are applicable; and

           (iii) the trustee of the other plan is willing to accept such transfer.

8.8. SUSPENSION OF DISTRIBUTIONS FOLLOWING REEMPLOYMENT. If a Participant who is receiving a distribution of his or her Accounts in connection with his or her Termination of Employment is reemployed by a Participating Employer as a Qualified Employee, the distribution of the pre-termination Account balances will continue during each month of such reemployment unless he or she has elected, in form prescribed by Plan Rules, to have the distribution cease, in which case the undistributed remainder of his or her Accounts will continue as part of the Trust for his or her benefit until he or she again becomes entitled to receive a distribution.

                                   ARTICLE 9.
                            CONTRIBUTION LIMITATIONS

9.1. 401(k) CONTRIBUTION DOLLAR LIMITATION.

     (a) The aggregate amount of 401(k) Contributions and other "elective deferrals" (within the meaning of Code section 402(g)(3)) under any other qualified plan maintained by an Affiliated Organization with respect to a Participant for any taxable year of the Participant may not exceed the limitation in effect for the taxable year under Code section 402(g). The limitation for any Participant who received a hardship withdrawal under Section 6.1 will, for the year following the year in which such withdrawal was made, be reduced as provided in
           Section 6.1(c)(iv). If the limitation is exceeded for any taxable year of the Participant, the portion of the excess specified by the Company, increased by Fund earnings or decreased by Fund losses attributable to the excess as determined under Section 9.3, will be distributed to the Participant.

     (b) The amount distributed pursuant to this section to a Participant who has made elective deferrals for the taxable year other than pursuant to the Plan or another qualified plan maintained by an Affiliated Organization will, to the extent of such other elective deferrals, be determined in accordance with written allocation instructions received by the Administrator from the Participant not later than March 1 of the following the taxable year.

     (c) A distribution pursuant to this section may be made at any time after the excess contributions are received, but not later than April 15 of the taxable year following the taxable year to which the limitation relates.

9.2. ACTUAL DEFERRAL PERCENTAGE LIMITATIONS.

     (a) For each Plan Year, the Plan must satisfy the requirements of Code section 401(k)(3).

           (i) The Plan will satisfy the requirements of Code section 401(k)(3) for a Plan Year if, for that Plan Year, the Plan satisfies the requirements of Code section 410(b)(1) with respect to "eligible employees" and either of the following tests:

                  (1) the "actual deferral percentage" for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the preceding Plan Year for all eligible employees who are not Highly Compensated Employees for the preceding Plan Year, multiplied by one and one-quarter; or

               (2) the excess of the actual deferral percentage for the Plan
                   Year for eligible employees who are Highly Compensated Employees for the Plan Year over the actual deferral percentage for the preceding Plan Year for all eligible employees who are not Highly Compensated Employees for the preceding Plan Year is not more than two percentage points and the actual deferral percentage for the Plan Year for eligible employees who are Highly Compensated Employees for the Plan Year is not more than the product of the actual deferral percentage for the preceding Plan Year of all eligible employees who are not Highly Compensated Employees for the preceding Plan Year, multiplied by two.

          provided, that for the initial Plan Year, the actual deferral percentage for eligible employees who are not Highly Compensated Employees is their actual deferral percentage for the initial Plan Year.

          (ii) For purposes of this section:

               (1) "eligible employee" means an Active Participant who is eligible to make 401(k) Contributions for the Plan Year in question or would be eligible but for a suspension imposed under Section 3.1(b)(iv); and

               (2) "actual deferral percentage," with respect to either of the two groups of eligible employees referenced above, is the average of the ratios, calculated separately for each eligible employee in the particular group, of the amount of 401(k) Contributions made by the eligible employee for the Plan Year in question, to the eligible employee's Testing Wages for the Plan Year in question, or the portion of such Plan Year during which he or she was an eligible employee, as specified in Plan Rules. In computing the actual deferral percentage, the following rules apply:

                   (A) any 401(k) Contributions made by an eligible employee who is not a Highly Compensated Employee that are in excess of the limitation described in Section 9.1 will be excluded;

                   (B) any 401(k) Contributions made by an eligible employee
                       that are distributed to the eligible employee pursuant to
                       Section 9.4(c) will be excluded;

                   (C) to the extent permitted by Treasury Regulations and
                       determined by the Administrator, all or any portion of any other contribution to the Plan or any other qualified plan maintained by an Affiliated Organization will be included;

                   (D) elective contributions under any other plan that is
                       aggregated with this Plan to satisfy the requirements of Code section 410(b) will be included; and

                   (E) to the extent provided in Treasury Regulations, elective contributions made under any other qualified cash or deferred arrangement of any Affiliated Organization on behalf of any eligible Employee who is a Highly Compensated Employee will be included.

     (b) To the extent deemed advisable by the Administrator to comply with Code section 401(k)(3), the Administrator may, in accordance with Plan Rules, prospectively decrease a Participant's 401(k) Contributions.

     (c) If, for any Plan Year, the requirements of Subsection (a) are not satisfied, the Administrator will determine the amount by which 401(k) Contributions made by each Highly Compensated Employee for the Plan Year exceeds the permissible amount as determined under Subsection
          (a). The determination will be made by successively decreasing the rate of 401(k) Contributions by the Highly Compensated Employees who, during the Plan Year, had the greatest percentage of 401(k) Contributions to the next lower percentage, then again decreasing the percentage of such Highly Compensated Employees' 401(k) Contributions, together with the percentage of 401(k) Contributions by such Highly Compensated Employees who were already at such lower percentage, to the next lower percentage, and continuing such procedure for as many percentage decreases as the Administrator deems necessary. The Administrator may make such reductions in any amount.

     (d) The amount of excess 401(k) Contributions determined in accordance with Subsection (c), increased by Fund earnings or decreased by Fund losses attributable to such excess as determined under Section 9.3, will be distributed to affected Highly Compensated Employees, at such time as the Administrator specifies on or following the last day of the Plan Year for which the determination is made, but in no case later than the last day of the following Plan Year. The amount to be distributed with respect to any Plan Year will be reduced by the portion of the amount, if any, distributed pursuant to Section 9.1 that is attributable to 401(k) Contributions that relate to such Plan Year, determined by assuming that 401(k) Contributions in excess of the limitation described in Section 9.1 for a given taxable year are the first contributions made for a Plan Year falling within such taxable year. Additional amounts to be distributed to Highly Compensated Employees will be determined by successively decreasing the amount of 401(k) Contributions for Highly Compensated Employees who, for the Plan Year, had the largest amount of 401(k) Contributions made on their behalf to the next lower amount, and continuing this procedure until an amount equal to the aggregate amount of excess 401(k) Contributions has been removed from the Accounts of the Highly Compensated Employees.

     (e) To the extent required or permitted by Treasury Regulations, the Administrator will or may, as the case may be, apply the limitation described in this section separately to each group of eligible employees who are included in a unit of Employees covered by a collective bargaining agreement.

     (f) If the Administrator elects to apply Code section 410(b)(4)(B) in determining whether the Plan satisfies either of the tests described in Section 9.2(a)(i) for a Plan Year, all eligible employees who have not met either the minimum age and/or minimum service requirements of Code section 410(a)(1)(A) will be considered separately in accordance with the tests described in Section 9.2(a)(i).

9.3. EARNINGS OR LOSSES ON EXCESS CONTRIBUTIONS.

     (a) The amount of Fund earnings or losses with respect to the excess amount of contributions returned to a Highly Compensated Employee pursuant to this article is an amount equal to the product of the total earnings or losses for the Participant's Account to which the excess contributions were credited for the Plan Year with respect to which the determination is being made, multiplied by a fraction, the numerator of which is the excess amount of contributions made on the Participant's behalf to such Account for the Plan Year, and the denominator of which is the closing balance of such Account for the Plan Year, decreased by the amount of earnings added to that Account, or increased by the amount of losses charged to that Account, for the Plan Year.

     (b) Contributions returned pursuant to Section 9.4(c)(iii) will also include the earnings or losses attributable to such excess amount for the period between the end of the Plan Year with respect to which the determination is being made and the date on which such excess contributions are distributed to the Participant. The earnings or losses attributable to such excess amount for such period will be an amount equal to the product of ten percent of the earnings or losses attributable to such excess amount for the Plan Year, as determined in accordance with Subsection (a), multiplied by the number of calendar months during the period for which the determination is being made, with a distribution being made on or before the fifteenth day of a month being deemed to have been made on the last day of the preceding month and a distribution being made after the fifteenth day of a month being deemed to have been made on the first day of the following month.

9.4. ANNUAL ADDITIONS LIMITATION.

     (a) Notwithstanding any contrary provisions of the Plan, there will not be allocated to any Participant's Accounts for a Plan Year any amount that would cause the aggregate "annual additions" with respect to the Participant for the Plan Year to exceed the lesser of:

          (i) $30,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 415(c)(1)(A) for the calendar year during which the Plan Year in question begins); and

          (ii) 25 percent of the Participant's Section 415 Wages for the Plan Year.

     (b) For purposes of Subsection (a), the "annual additions" with respect to a Participant for a Plan Year are the sum of:

          (i) the aggregate amount of 401(k) and Profit Sharing Contributions allocated to the Participant's Accounts under the Plan for the Plan Year (including the amount of any 401(k) Contributions distributed to the Participant pursuant to Section 9.2(d) but excluding any 401(k) Contributions in excess of the limitation set forth in Section 9.1 that are distributed to the Participant by April 15 of the year following the year to which such contributions relate) and employer contributions, employee contributions and forfeitures allocated to the Participant's accounts under any other qualified defined contribution plan maintained by any Affiliated Organization for the Plan Year; plus

          (ii) the amount, if any, attributable to post-retirement medical benefits that is allocated to a separate account for the Participant as a "key employee" within the meaning of Code section 416(i), to the extent required under Code section 419A(d)(1).

          Unless otherwise provided in Treasury Regulations, if a 401(k) or Profit Sharing Contribution with respect to a Plan Year is made more than 30 days after the due date (including extensions) of the Company's federal income tax return for the Company's taxable year coinciding with the Plan Year or in which the Plan Year ends, the contribution will be an annual addition for the Plan Year during which the contribution is made.

     (c)

          (i) To the extent deemed advisable by the Administrator to prevent the limitation under Subsection (a) from being exceeded, the Administrator may, in accordance with Plan Rules, prospectively decrease a Participant's 401(k) Contributions.

          (ii) If a further reduction of contributions is required, the amount of the Profit Sharing Contribution that would otherwise be allocated to the Participant's Profit Sharing Contribution Account will be reduced and the aggregate amount of the Profit Sharing Contribution for the Plan Year will be reduced by the same amount.

          (iii) If, in spite of such reduction and as a result of the allocation of forfeitures or a reasonable error in estimating the amount of the Participant's Eligible Earnings, Section 415 Wages, 401(k) Contributions or other elective deferrals within the meaning of Code section 402(g)(3) for the Plan Year, the limitation would otherwise be exceeded, then, to the extent required to prevent such excess:

               (1) the amount of 401(k) Contributions made for the Participant, together with earnings on such contributions, will be distributed to the Participant, and

               (2) if a further excess would otherwise exist, the amount of such excess will be held unallocated in a suspense account and will be allocated to all other eligible Participants for the Plan Year and, to the extent necessary, subsequent Plan Years, before Profit Sharing Contributions are made for such Plan Year or Years, and will be applied toward the amount of such contributions for such Plan Year or Years.

9.5. ADMINISTRATOR'S DISCRETION. Notwithstanding the foregoing provisions of this article, the Administrator may apply the provisions of Sections 9.1 through 9.4 in any manner permitted by Treasury Regulations that will cause the Plan to satisfy the limitations of the Code incorporated in such sections and Treasury Regulations thereunder, and the Administrator's good faith application of Treasury Regulations is binding on all Participants and Beneficiaries.

                                   ARTICLE 10.
                                  SERVICE RULES

10.1. COMPUTATION PERIOD. The "Computation Period" with respect to an Employee is the 12-month period commencing with the date on which he or she first completes an Hour of Active Service and each subsequent 12-month period beginning on the anniversary of that date.

10.2. YEAR OF SERVICE. The term "Year or Service" with respect to an Employee means a Computation Period during which he or she completes at least 1000 Hours of Service.

10.3. ONE-YEAR BREAK IN SERVICE.

     (a) An Employee will incur a "One-Year Break in Service" if the Employee fails to complete at least 500 Hours of Service during a Computation Period; provided, that, for purposes only of determining whether an Employee has incurred such a One-Year Break in Service, in addition to Hours of Service credited under Section 10.6, there will be taken into account the number of Hours of Service that otherwise would have been credited to the Employee, or, if the number of such hours of service cannot be determined, eight hours of service for each day on which the Employee would have otherwise performed services for an Affiliated Organization, during an authorized leave of absence, while still employed with the Affiliated Organization, pursuant to any established, nondiscriminatory leave policy of an Affiliated Organization or due to:

          (i)   the Employee's pregnancy;

          (ii)  the birth of the Employee's child;

          (iii) the placement of a child with the Employee in connection with the adoption of such child by the Employee; or

          (iv) the Employee's caring for such child for a period beginning immediately following such birth or placement;

          provided, first, that the total number of such additional Hours of Service taken in to account by reason of any such absence will not exceed 501; second, that, if the Employee would be prevented from incurring a One-Year Break in Service for the Computation Period in which such absence commenced solely because the additional Hours of Service are so credited, such Hours of Service will be credited only to such Computation Period or, if a One-Year Break in Service for such Computation Period would not be so prevented, such additional Hours of Service will be credited to the Computation Period following the Computation Period during which such absence commenced; and third, that, notwithstanding the foregoing, no such additional Hours of Service will be credited in connection with an absence for one of the reasons set forth at items (i) through (iv) unless the

          Employee furnishes to the Administrator, on a timely basis, such information as the Administrator reasonably requires in order to establish the number of days during which the Employee was absent for that reason. In addition, an Employee will be credited with Hours of Service for the purpose of determining whether he or she has incurred a One-Year Break in Service to the extent required by the Family and Medical Leave Act of 1993.

     (b) Notwithstanding Subsection (a), an Employee will not incur a One-Year Break in Service during any period of "excused absence." An excused absence means any of the following:

          (i) absence on a leave authorized by an Affiliated Organization for any cause for the authorized period or, in the absence of an authorized period, for 90 days, plus any extensions granted by the Affiliated Organization,

          (ii) absence in any circumstance so long as the Employee continues to receive his or her regular compensation from an Affiliated Organization,

          (iii) absence for service in the armed forces in the United States or other government service in time of war or national emergency, or

          (iv)  absence by reason of illness or disability.

10.4. LOSS OF SERVICE. If an Employee experiences at least a One-Year Break in Service before he or she completes two Years of Service, his or her Years of Service completed before the Break in Service will not be taken into account for purposes of determining the date on which he or she enters the Plan for the purpose of being eligible to share in the allocation of Profit Sharing Contributions.

10.5. PRE-ACQUISITION SERVICE. Service with an entity (all or any portion of which is acquired by, merges with or becomes an Affiliated Organization) for any period prior to the date of the acquisition, merger or affiliation will be taken into account under this Plan only if, to the extent and for the purposes, specified on an exhibit to the Plan, as provided for in
      Section 14.1(f).

10.6. HOUR OF SERVICE.

     (a) Subject to the remaining subsections of this section, the term "Hour of Service," with respect to an Employee, includes and is limited to:

          (i) each hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization;

          (ii) each hour:

               (1) for which the Employee is paid, or entitled to payment, by an Affiliated Organization on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness (including disability), layoff, jury duty, military duty or leave of absence;

               (2) for which the Employee is not paid or entitled to payment but which is required by federal law to be credited to the Employee on account of his or her military service or similar duties; and

               (3) for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Affiliated Organization; provided, first, that Hours of Service taken into account under clause (i), (ii)(1) or (ii)(2) will not also be taken into account under this clause (3); and second, that Hours of Service taken into account under this clause (3) that relate to periods specified in clause
                    (ii)(1) will be subject to the rules under Subsection (b).

     (b) The following rules will apply for purposes of determining the Hours of Service completed by an Employee under Subsection (a)(ii)(1):

          (i) No more than 501 hours will be credited to the Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Computation Period);

          (ii) No more than the number of hours regularly scheduled for the performance of duties for the period during which no duties are performed will be credited to the Employee for such period;

          (iii) The Employee will not be credited with hours for which payments are made or due under a plan maintained solely for the purpose of complying with workers compensation, unemployment compensation or disability insurance laws, or for which payments are made solely to reimburse the Employee for medical or medically related expenses;

          (iv) A payment will be deemed to be made by or due from an Affiliated Organization, regardless of whether such payment is made by or due from the Affiliated Organization directly or indirectly through a trust fund or insurer to which the Affiliated Organization contributes or pays premiums;

          (v) If the payment made or due is calculated on the basis of units of time, the number of Hours of Service to be credited will be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; provided, that, if such a payment is made to an Employee described in Subsection (d)(i), the number of Hours of Service to be credited will be the number of equivalent hours determined under Subsection (d)(i) that are included in the units of time on the basis of which the payment is calculated;

          (vi) If the payment made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited will be equal to the amount of the payment, divided by the Employee's most recent hourly rate of compensation before the period during which no duties are performed; and

          (vii) Hours will be determined in accordance with Section 2530.200(b)-2(b) of the Department of Labor Regulations which is incorporated herein by reference.

     (c)  Hours of Service will be credited:

          (i) in the case of Hours of Service described in Subsection (a)(i), to the Computation Period in which the duties are performed;

          (ii)  in the case of Hours of Service described in Subsection
                (a)(ii)(1), to the Computation Period or Periods in which the period during which no duties are performed occurs; provided, that, if the payment is not calculated on the basis of units of time, the Hours of Service will not be allocated between more than the first two Computation Periods of such period;

          (iii) in the case of Hours of Service described in Subsection
                (a)(ii)(2), to the Computation Period or Periods determined by the Administrator in accordance with the applicable federal law;

          (iv)  in the case of Hours of Service described in Subsection
                (a)(ii)(3), to the Computation Period or Periods to which the award or agreement for back pay pertains; and

          (v) as otherwise provided in Section 2530.200(b)-2(c) of the Department of Labor Regulations which is incorporated herein by reference.

     (d) For purposes of determining the number of Hours of Service completed by an Employee during a particular period of time:

          (i) an Employee who is not subject to the overtime provisions of the Fair Labor Standards Act of 1938, as from time to time amended, will be credited with 45 Hours of Service for each seven consecutive days, or fraction thereof, during which he or she completes at least one Hour of Service; and

          (ii) each other Employee will be credited with the number of Hours of Service that he or she completes during such period.

     (e) Notwithstanding the foregoing provisions of this section, an individual will be credited with the number of Hours of Service he or she completes, determined in the manner specified in Subsections (a) through (d):

          (i)   while a Leased Employee; and

          (ii) with any other organization to the extent such Hours of Service are required to be taken into account pursuant to Treasury Regulations under Code section 414(o).

                                   ARTICLE 11.
                       ADOPTION, AMENDMENT AND TERMINATION

11.1. ADOPTION BY AFFILIATED ORGANIZATIONS. With the prior approval of the Administrator, an Affiliated Organization may adopt this Plan and become a Participating Employer by furnishing a certified copy of a resolution of its Board adopting the Plan. Any adoption of the Plan by an Affiliated Organization, however, must either be authorized by the Company's Board in advance or be subsequently ratified by such Board prior to the end of the fiscal year of such Affiliated Organization in which it adopts the Plan. Any special provisions applicable to a Participating Employer's Employees will be set forth on an exhibit to the Plan.

11.2. AUTHORITY TO AMEND AND PROCEDURE.

     (a) The Company reserves the right to amend the Plan at any time, to any extent. Each amendment must be stated in a written instrument, executed in the name of the Company by two duly authorized officers. On and after the effective date of the amendment, all interested persons will be bound by the amendment; provided, that no amendment will have any retroactive effect so as to deprive any Participant, or any Beneficiary of a deceased Participant, of any benefit already accrued or vested or of any option with respect to the form of such benefit that is protected under Code section 411(d)(6), except that an amendment required to qualify the Trust for income tax exemption may be retroactive to the Effective Date of the Plan or to any later date.

     (b) If the provisions for determining the extent to which benefits under the Plan are vested are changed, whether by amendment or because of the Plan's becoming or ceasing to be a top-heavy plan, each Participant who has completed at least three years of service may elect to have his or her vested benefits determined without regard to such change by giving written notice of such election to the Administrator within the period beginning on the date such change was adopted (or the Plan's top heavy status changed) and ending 60 days after the latest of: (i) the date such change is adopted; (ii) the date such change becomes effective; and (iii) the date the Administrator issues notice of such change to the Participant.

     (c) To the extent required by Code section 411(d)(6), each Participant may elect to have that portion of his or her Accounts that was accrued as of the date an optional form of benefit payment is eliminated distributed in such optional form.

     (d) The provisions of the Plan in effect at the termination of a Participant's employment will, except as specifically provided in any subsequent amendment, continue to apply to such Participant.

11.3. AUTHORITY TO TERMINATE AND PROCEDURE. The Company expects to continue the Plan indefinitely but reserves the right to terminate the Plan in its entirety at any time by a written instrument of termination. Each Participating Employer expects to continue its participation in the Plan indefinitely but reserves the right to cease its participation in the Plan at any time. The Plan will terminate in its entirety or with respect to a particular Participating Employer as of the date specified by the Company or such Participating Employer, as the case may be, to the Trustee in a written notice executed in the manner of an amendment.

11.4. VESTING UPON TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. Upon the termination of the Plan or upon the complete discontinuance of contributions, the Accounts of each "affected employee" will vest in full. For purposes of this section, "affected employee" means

     (a) a Participant who is actively employed with an Affiliated Organization on the effective date of the termination or complete discontinuance of contributions;

     (b) a Participant who has terminated employment and has neither received a complete distribution of his or her Account nor experienced at least five consecutive One-Year Breaks in Service;

     (c) a former Participant who terminated employment during the Plan Year that includes the effective date of the termination or complete discontinuance of contributions.

     Upon a partial termination of the Plan, the Accounts of each Participant as to whom the Plan has been partially terminated will vest in full.

11.5. DISTRIBUTION FOLLOWING TERMINATION, PARTIAL TERMINATION OR DISCONTINUANCE OF CONTRIBUTIONS. After termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Trustee will continue to hold and distribute the Fund as if such event had not occurred, but if the Administrator so directs in accordance with Treasury Regulations, the Trustee will distribute to each Participant the entire balance of his or her Accounts.

                                   ARTICLE 12.
                               PLAN ADMINISTRATION

12.1. ADMINISTRATOR, NAMED FIDUCIARY. The general administration of the Plan and the duty to carry out its provisions is vested in the Company which is the "named fiduciary" of the Plan for purposes of ERISA. The Administrator is the Committee constituted under Section 12.2.

12.2. COMMITTEE.

     (a) The Company's Board will appoint a Committee of at least three members who will serve at the pleasure of the Board. Each member will file his or her written acceptance of appointment with the Board. A Committee member may resign by delivering his or her written resignation to the Board, and any Committee member may be removed, with or without cause, by the Board upon delivery of written notice of such removal to the removed member. Any such resignation or removal will be effective upon delivery of the written resignation or notice of removal, as the case may be, or upon any later date specified therein. Vacancies created by any such resignation or removal will be filled by appointment by the Board; provided, that, subject to there being at least three persons serving as Committee members at all times, the Board need not fill any vacancy so created.

     (b) The Committee will perform its duties in accordance with the following procedures.

          (i) The Company's Board will designate one member of the Committee to act as the chair of the Committee, and the member so designated will preside over the Committee's meetings.

          (ii) The Committee will elect a secretary who may, but need not, be a member of the Committee. The secretary will keep minutes of the Committee's meetings and perform such other duties as may be specified from time to time by the Committee.

          (iii) The Committee may appoint such subcommittees with such duties and powers as it may specify, and it may delegate administrative powers to one or more of its members or to such other person or entity as it may designate.

          (iv) The Committee will meet at such times and places and upon such notice as its members may determine from time to time. A majority of the current membership of the Committee will constitute a quorum for the transaction of business, and all acts of the Committee at any meeting will require, for their validity, the affirmative vote of a majority of the current membership of the Committee. The Committee may act without a meeting by the written authorization of a majority of the members of the Committee.

          (v) The Committee may adopt bylaws for the conduct of its business, provided such bylaws are not inconsistent with the provisions of this article.

          (vi) No member of the Committee may vote with respect to a decision of the Committee relating solely to his or her own participation or benefit under the Plan.

          (vii) The Committee may delegate to each or any one of its members or to its secretary authority to sign any documents on its behalf.

12.3. DUTIES OF ADMINISTRATOR. The Administrator has the discretionary power and authority, and the responsibility, to:

     (a) Adopt rules, regulations and procedures not inconsistent with the provisions of the Plan and uniform and equitable with respect to individuals determined by the Administrator to be similarly situated at the time in question, and to revoke or modify such rules and regulations at any time;

     (b) Interpret, construe, apply and enforce the provisions of the Plan and any Plan Rules, including the discretionary and final power and authority to interpret, construe, apply and enforce uncertain provisions of the Plan or Plan Rules, and remedy possible ambiguities, inconsistencies, omissions and errors, and any such action taken by the Administrator in good faith is binding upon all Participants, Beneficiaries, alternate payees and other interested persons;

     (c) Determine from time to time the status of all Employees, Qualified Employees, Participants, Beneficiaries, alternate payees and other interested persons for purposes of the Plan;

     (d) Determine the rights of Employees, Qualified Employees, Participants, Beneficiaries, alternate payees and other interested persons to benefits under the Plan, the amount and the method and time or times of payment of the benefit; and

     (e) Take any other actions determined by the Administrator to be necessary or advisable to in connection with the administration of the Plan.

12.4. DELEGATION. Except as otherwise provided in ERISA, the Administrator may delegate specific duties and responsibilities, including fiduciary duties and responsibilities. Such delegations may be to Employees or to other individuals, committees or entities. Any delegation may, if specifically stated, allow further delegations by the individual, committee or entity to whom or which the delegation has been made subject to and in accordance with any limitations, restrictions or conditions specified in the delegation or in any other written instrument provided by the Administrator to the individual, committee or entity to whom or which the delegation has been made. Any delegation may be rescinded by the Administrator at any time. Each individual, committee or entity to whom or which a fiduciary duty or responsibility has been delegated is responsible for the exercise of such duties or responsibilities and is not responsible for the acts or failure to act of any other fiduciary. Any delegation by the Administrator of a fiduciary duty or responsibility, other than to a person for whose conduct the Administrator remains responsible, must be in writing, and the individual, committee or entity to whom or which the delegation is made must submit a written acceptance of the delegation to the Administrator. Any delegate's duty will terminate upon withdrawal of such authority by the Administrator or upon withdrawal of the delegate's acceptance. Any delegation to an Employee will automatically terminate when he or she ceases to be an Employee.

12.5. REPORTS AND RECORDS. The Administrator and those individuals, committees or entities to whom or which the Administrator has delegated fiduciary duties will keep records of all their proceedings and actions, and will maintain all such books of account, records and other data as necessary for the proper administration of the Plan and to comply with applicable law.

12.6. COMPENSATION. No employee of an Affiliated Organization acting in a fiduciary capacity will be entitled to receive compensation from the Trust for such services, but each will be entitled to reimbursement from the Trust for all sums reasonably and necessarily expended in the performance of such duties.

12.7. PROFESSIONAL ASSISTANCE. The Administrator may retain such accounting, record keeping, legal, clerical and other services as may reasonably be required in the administration of the Plan, and may pay reasonable compensation for such services. The Administrator is entitled to rely conclusively on all tables, valuations, certificates, opinions and reports furnished to them by such persons and on all information, elections and designations furnished to them by Participants, Beneficiaries, alternate payees and Participating Employers.

12.8. PAYMENT OF ADMINISTRATIVE COSTS. All costs of administering the Plan may be paid by the Trustee from the Trust, but if not so paid, will be paid by the Participating Employers.

12.9. INDEMNIFICATION.

      (a) To the extent permitted by law, the Participating Employers jointly and severally agree to indemnify and hold harmless the Administrator, the members of the Committee and other employees, officers or directors of an Affiliated Organization to whom fiduciary duties are delegated against any and all claims, losses, damages, expenses and liabilities arising from their responsibilities in connection with the Plan which are not covered by insurance (without recourse) paid for by the Participating Employers or otherwise paid or reimbursed, unless they are determined to be due to gross negligence or intentional misconduct. The Company has the right, but not the obligation, to select counsel and control the defense and settlement of any action for which an individual may be entitled to indemnification pursuant to this section.

      (b) An individual's right to indemnification pursuant to this section is in addition to, and independent of, the individual's right, if any, to indemnification pursuant to a Participating Employer's articles of incorporation or bylaws (or comparable governing instruments), applicable law or otherwise, but an individual is not entitled to indemnification from all sources in an amount that exceeds his or her claims, losses, damages, expenses and liabilities.

12.10. CLAIMS PROCEDURE.

      (a) The Administrator will notify a Participant in writing, within 90 days of the Participant's written application for benefits, of the Participant's eligibility or noneligibility for benefits under the Plan. If the Administrator determines that a Participant is not eligible for benefits or full benefits, the notice will: (i) state the specific reasons for the denial of any benefits; (ii) provide a specific reference to the provision of the Plan on which the denial is based; (iii) provide a description of any additional information or material necessary for the claimant to perfect the claim, and a description of why it is needed; and (iv) provide an explanation of the Plan's claims review procedure and other appropriate information as to the steps to be taken if the Participant wishes to have the claim reviewed. If the Administrator determines that there are special circumstances requiring additional time to make a decision, the Administrator will notify the Participant of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional 90-day period.

      (b) If a Participant is determined by the Administrator not to be eligible for benefits or if the Participant believes that he or she or she is entitled to greater or different benefits, the Participant will be provided the opportunity to have his or her claim reviewed by the Administrator by filing a petition for review with the Administrator within 60 days after the Participant receives the notice issued by the Administrator. The petition must state the specific reasons the Participant believes he or she or she is entitled to benefits or greater or different benefits. Within 60 days after the Administrator receives the petition, the Administrator will give the Participant (and his or her counsel, if any) an opportunity to present his or her position to the Administrator orally or in writing, and the Participant (or his or her counsel) may review the pertinent documents, and the Administrator will notify the Participant of its decision in writing within said 60-day period, stating specifically the basis of the decision written in a manner calculated to be understood by the Participant and the specific provisions of the Plan on which the decision is based. If, because of the need for a hearing, the 60-day period is not sufficient, the decision may be deferred for up to another 60-day period at the election of the Administrator, but notice of this deferral must be given to the Participant.

      (c) In the event of the death of a Participant, the same procedure applies to the Beneficiary of the Participant.

      (d) A claimant must exhaust the procedure described in this section before pursuing the claim in any other proceeding.

12.11. DISPUTES.

      (a) A Participant, Beneficiary or alternate payee may not commence a civil action pursuant to ERISA section 502(a)(1), with respect to a benefit under the Plan after the earlier of:

          (i) three years after the occurrence of the facts or circumstances that give rise to or form the basis for such action; and

          (ii) one year from the date the Participant, Beneficiary or alternate payee had actual knowledge of the facts or circumstances that give rise to or form the basis for such action.

      (b) In the case of a dispute between a Participant, Beneficiary, alternate payee or other person claiming a right or entitlement pursuant to the Plan and a Participating Employer, the Administrator, the Committee or other person relating to or arising from the Plan, the United States District Court for the District of Minnesota is a proper venue. Regardless of where an action relating to or arising from the Plan is pending, the law as stated and applied by the United States Court of Appeals for the Eighth Circuit or the United States District Court for the District of Minnesota will apply to and control all actions relating to the Plan brought against the Plan, a Participating Employer, the Administrator, the Committee or any other person or against any Participant, Beneficiary, alternate payee or other person claiming a right or entitlement pursuant to the Plan.

12.12. CORRECTION OF ERRORS. If the Administrator determines that, by reason of administrative error or other cause attributable to a Participating Employer, the Account of any Participant has incurred a loss, the Administrator may enter into an agreement with the Participating Employer under which the Account is fully restored and may, upon such restoration, release the Participating Employer from further responsibility.

12.13. STANDARDS FOR ELECTIONS, DIRECTIONS AND SIMILAR ACTIONS. Any election, direction, application, designation or similar action required of a Participant, Beneficiary or alternate payee (or any person claiming by, through or on behalf of a Participant, Beneficiary or alternate payee) pursuant to the Plan must be made in accordance with and is subject to the terms of the Plan and Plan Rules.

                                   ARTICLE 13.
                                  MISCELLANEOUS

13.1. MERGER, CONSOLIDATION, TRANSFER OF ASSETS. If this Plan is merged or consolidated with, or his or her assets or liabilities are transferred to, any other plan, each Participant will be entitled to receive a benefit immediately after such merger, consolidation or transfer (if such other plan were then terminated) that is equal to or greater than the benefit he or she would have been entitled to receive immediately before such merger, consolidation or transfer (if this Plan had then terminated but without regard to Section 11.5).

13.2. LIMITED REVERSION OF FUND.

      (a) Except as provided in Subsection (b), no corpus or income of the Trust will at any time revert to any Affiliated Organization or be used other than for the exclusive benefit of Participants and their Beneficiaries by paying benefits and administrative expenses of the Plan.

      (b) Notwithstanding any contrary provision in the Plan:

          (i) All contributions made by a Participating Employer to the Trustee prior to the initial determination of the Internal Revenue Service as to qualification of the Plan under Code section 401(a) and the tax exempt status of the Trust under Code section 501(a) will be repaid by the Trustee to the Participating Employer, upon the Participating Employer's written request, if the Internal Revenue Service rules that the Plan is not qualified or the Trust is not tax exempt; provided, that the Participating Employer must request such determination within a reasonable time after adoption of the Plan and the repayment by the Trustee to the Participating Employer must be made within one year after the date of denial of qualification of the Plan; and

          (ii) To the extent a contribution is made by a Participating Employer by a mistake of fact or a deduction is disallowed a Participating Employer under Code section 404, the Trustee will repay the contribution to the Participating Employer upon the Participating Employer's written request; provided, that such repayment must be made within one year after the mistaken payment is made or the deduction is disallowed, as the case may be. Each contribution to the Plan by a Participating Employer is expressly conditioned on such contribution's being fully deductible by the Participating Employer under Code section 404.

13.3. TOP-HEAVY PROVISIONS.

      (a) The provisions of this subsection will apply for any Plan Year during which the Plan is "top heavy."

          (i) Notwithstanding the provisions of Article 3, no contributions will be made and allocated on behalf of any "key employee" for any Plan Year during which the Plan is top heavy unless the amount of contributions (excluding 401(k) Contributions) made and allocated for such Plan Year on behalf of each Participant who is not a key employee and who is employed with an Affiliated Organization on the last day of the Plan Year, expressed as a percentage of the Participant's Testing Wages for the Plan Year, is at least equal to the lesser of:

               (1)  three percent; or

               (2) the largest percentage of such Testing Wages at which contributions (including 401(k) Contributions) are made and allocated on behalf of any key employee for such Plan Year.

          (ii) If, in addition to this Plan, an Affiliated Organization maintains another qualified defined contribution plan or one or more qualified defined benefit pension plans during a Plan Year, the provisions of clause (i) will be applied for such Plan Year:

               (1) by taking into account the employer contributions (other than elective deferrals for a non-key employee) on behalf of the Participant under all such defined contribution plans; and

               (2) without regard to any Participant who is not a key employee and whose accrued benefit, expressed as a single life annuity, under a defined benefit pension plan maintained by the Affiliated Organization for such Plan Year is not less than the product of

                    (A) the Participant's average Testing Wages for the period of consecutive years not exceeding the period of consecutive years (not exceeding five) when the Participant had the highest aggregate Testing Wages, disregarding years in which the Participant completed less than 1000 Hours of Service, multiplied by

                    (B) the lesser of (I) two percent per year of service, disregarding years of service beginning after the close of the last Plan Year in which such defined benefit plan was a top heavy plan or (II) 20 percent.

      (b) For purposes of Subsection (a),

          (i)

               (1) The Plan will be a "top-heavy plan" for a particular Plan Year if, as of the last day of the initial Plan Year or, with respect to any other Plan Year, as of the last day of the preceding Plan Year, the aggregate of the Account balances of key employees is greater than 60 percent of the aggregate of the Account balances of all Participants.

               (2) For purposes of calculating the aggregate Account balances for both key employees and employees who are not key employees:

                    (A) Any distributions made within the five-year period preceding the Plan Year for which the determination is being made, other than a distribution transferred or rolled over to a plan maintained by an Affiliated Organization, will be included;

                    (B) Amounts transferred or rolled over from a plan not maintained by an Affiliated Organization at the initiation of the Participant will be excluded;

                    (C) The Account balances of any key employee and any employee who is not a key employee who has not performed an Hour of Active Service at any time during the five-year period ending on the date as of which the determination is being made will be excluded; and

                    (D) The terms "key employee" and "employee" include the Beneficiaries of such persons who have died.

          (ii)

               (1) Notwithstanding the provisions of clause (i), this Plan will not be a top-heavy plan if it is part of either a "required aggregation group" or a "permissive aggregation group" and such aggregation group is not top-heavy. An aggregation group will be top-heavy if the sum of the present value of accrued benefits and account balances of key employees is more than 60 percent of the sum of the present value of accrued benefits and account balances for all Participants, such accrued benefits and account balances being calculated in each case in the same manner as set forth in clause (i).

               (2) Each plan in a required aggregation group will be top-heavy if the group is top-heavy. No plan in a required aggregation group will be top-heavy if the group is not top-heavy.

               (3) If a permissive aggregation group is top-heavy, only those plans that are part of an underlying top-heavy, required aggregation group will be top-heavy. No plan in a permissive aggregation group will be top-heavy if the group is not top-heavy.

          (iii) The "required aggregation group" consists of (1) each plan of an Affiliated Organization in which a key employee participates and
                (2) each other plan of an Affiliated Organization that enables a plan in which a key employee participates to meet the nondiscrimination requirements of Code sections 401(a)(4) or 410.

          (iv) A "permissive aggregation group" consists of those plans that are required to be aggregated and one or more plans (providing comparable benefits or contributions) that are not required to be aggregated, which, when taken together, satisfy the requirements of Code sections 401(a)(4) and 410.

          (v) For purposes of applying clauses (ii), (iii) and (iv) of this Subsection (b), any qualified defined contribution plan maintained by an Affiliated Organization at any time within the five-year period preceding the Plan Year for which the determination being made which, as of the date of such determination, has been formally terminated, has ceased crediting service for benefit accruals and vesting and has been or is distributing all plan assets to participants or their beneficiaries, will be taken into account to the extent required or permitted under such clauses and under Code section 416.

      (c) A "key employee" is any individual who is or was employed with an Affiliated Organization and who, at any time during the Plan Year in question or any of the preceding four Plan Years is or was:

          (i) An officer of the Affiliated Organization (an administrative executive in regular and continued service with the Affiliated Organization) whose Section 415 Wages for such Plan Year exceed 50 percent of the amount in effect under Code section 415(b)(1)(A) for such Plan Year, but in no case will there be taken into account more than the lesser of (a) 50 persons, or (b) the greater of (i) three persons or (ii) ten percent of the number of the Affiliated Organization's employees, excluding for purposes of determining the number of such officers, any employees described in Code section 414(q)(5);

          (ii) The owner of an interest in the Affiliated Organization that is not less than the interest owned by at least ten other persons employed with the Affiliated Organization; provided, that, such owner will not be a key employee solely by reason of such ownership for a Plan Year if he or she does not own more than one-half of one percent of the value of the outstanding interests of the Affiliated Organization or if the amount of his or her Section 415 Wages for such Plan Year is less than the amount in effect under Code section 415(c)(1)(A) for such Plan Year;

          (iii) The owner of more than five percent of the Affiliated Organization's outstanding stock or more than five percent of the total combined voting power of the Affiliated Organization's stock; or

          (iv) The owner of more than one percent of the Affiliated Organization's outstanding stock or more than one percent of the total combined voting power of the Affiliated Organization's stock, whose Section 415 Wages for such Plan Year exceed $150,000.

          For purposes of this Subsection (c), ownership of an Affiliated Organization's stock will be determined in accordance with Code section 318; provided, that subparagraph 318(a)(2)(C) will be applied by substituting the phrase "5 percent" for the phrase "50 percent" wherever it appears in such Code section.

13.4. QUALIFIED MILITARY SERVICE.

      (a) The provisions of this section apply only to an Employee who is reemployed on or after December 12, 1994 and whose reemployment rights are protected under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") and are intended to comply with the requirements of Code section 414(u).

      (b) Notwithstanding any other provisions of the Plan to the contrary, a Qualified Employee who leaves the employ of a Participating Employer for qualified military service and returns to employment with a Participating Employer will be entitled to the restoration of benefits under the Plan which would have accrued but for the Qualified Employee's absence due to qualified military service.

      (c) A Qualified Employee may make 401(k) Contributions for the Plan Years during which he or she would have been an Active Participant but for his or her qualified military service in accordance with Section 3.1 and the following additional rules:

          (i) the Qualified Employee may elect to make 401(k) Contributions, subject to the maximums in effect pursuant to Section 3.1 during the period of qualified military service;

          (ii)  the Qualified Employee may make the election described in clause
                (i) at any time during the period that begins on his or her date of reemployment and has the same length as the lesser of five years or the period of the Qualified Employee's qualified military service multiplied by three;

          (iii) the 401(k) Contributions under this subsection are not subject to the limitations described in Section 9.2.

      (d) The following additional rules and conditions apply with respect to qualified military service notwithstanding any contrary provision of the Plan:

          (i) an Employee will not be treated as having incurred a Break in Service by reason of his or her qualified military service;

          (ii) any period of qualified military service will be counted as vesting service;

          (iii) for purposes of determining the Qualified Employee's Eligible Earnings and Section 415 Wages, the Qualified Employee will be treated as receiving compensation from the Participating Employer with whom he or she was employed immediately before the period of qualified military service during the period of qualified military service in an amount equal to the compensation he or she would have received during such period if he or she were not in qualified military service determined based on the rate of pay the Qualified Employee would have received from the Participating Employer but for the absence due to qualified military service; provided, however, if the compensation the Qualified Employee would have received from the Participating Employer is not reasonably certain, then the Qualified Employee's rate of compensation will be equal to his or her average compensation for the 12-month period preceding the qualified military service (or, if shorter, the period of employment immediately preceding the qualified military service);

          (iv) contributions on behalf or by the Qualified Employee will be subject to the limitations in Article 9 with respect to the Plan Years to which such contributions relate in accordance with Treasury Regulations;

          (v) the Qualified Employee will not be entitled to any crediting of earnings on contributions for any period prior to actual payment to the Trust; and

          (vi) the Qualified Employee will not be entitled to restoration of any forfeitures which were not allocated to his or her Account as a result of his or her qualified military service.

      (e) For purposes of this section, "qualified military service" means any service in the uniformed services as defined in USERRA by a Qualified Employee who is entitled to reemployment rights with a Participating Employer under USERRA.

13.5. SHORT PLAN YEARS. To the extent required by and in accordance with Treasury Regulations, for any Plan Year that is less than 12 months long, the dollar limitations in effect for purposes of Code sections 401(a)(17), 414(q), 415 and 416 will be adjusted to reflect the short Plan Year.

                                   ARTICLE 14.
                  CONSTRUCTION, INTERPRETATIONS AND DEFINITIONS

14.1. CONSTRUCTION AND INTERPRETATIONS. The rules of construction and interpretations set forth in this section apply in construing this instrument unless the context otherwise indicates.

      (a) CONSENT OF SPOUSE. Whenever the consent of a Participant's spouse is required with respect to any act of the Participant, such consent will be deemed to have been obtained only if:

          (i) the Participant's spouse executes a written consent to such act, which consent acknowledges the effect of such act and is witnessed by a Plan representative or a notary public; or

          (ii) the Administrator determines that no such consent can be obtained because the Participant has no spouse, because the Participant's spouse cannot be located, or because of such other circumstances as may, under Treasury Regulations, justify the lack of such consent.

          Any such consent by the Participant's spouse or such determination by the Administrator that such spouse's consent is not required is effective only with respect to the particular spouse of the Participant who so consented or with respect to whom such determination was made. Any such consent by the Participant's spouse to an act of the Participant under the Plan is irrevocable with respect to that act.

      (b) GOVERNING LAW. To the extent that state law is not preempted by provisions of ERISA or any other laws of the United States, this Plan will be administered, construed, and enforced according to the internal, substantive laws of the State of Minnesota, without regard to its conflict of laws rules.

      (c) HEADINGS. The headings of articles and sections are included solely for convenience. In the case of a conflict between a heading and the text of the Plan, the text controls.

      (d) NO EMPLOYMENT RIGHTS CREATED. The establishment and maintenance of the Plan neither gives any Employee a right to continuing employment nor limits the right of an Affiliated Organization to discharge or otherwise deal with the Employee without regard to the effect such action might have on his or her initial or continued participation in the Plan.

      (e) NUMBER AND GENDER. Wherever appropriate, the singular number may be read as the plural, the plural may be read as the singular, and the masculine gender may be read as the feminine gender.

      (f) SPECIAL PROVISIONS. Special provisions of the Plan applicable only to certain Participants will be set forth on an exhibit to the Plan. In the event of a conflict between the terms of the exhibit and the terms of the Plan, the exhibit controls.

14.2. DEFINITIONS. The definitions set forth in this section apply in construing this instrument unless the context otherwise indicates.

ACCOUNT. An "Account" with respect to a Participant is any or all of the accounts maintained on his or her behalf pursuant to Section 4.1, as the context requires.

ACTIVE PARTICIPANT. An "Active Participant" is a Participant who is a Qualified Employee.

ADMINISTRATOR. The "Administrator" of the Plan is the Committee designated in
Section 12.1, or, if applicable, its delegate.

AFFILIATED ORGANIZATION. An "Affiliated Organization" is the Company and any other corporation that is a member of a controlled group of corporations (within the meaning of Code section 1563(a) without regard to Code sections 1563(a)(4) and 1563(e)(3)(C)) that includes the Company, any trade or business (whether or not incorporated) that together with the Company is under common control (within the meaning of Code section 414(c)), any member of an "affiliated service group" (within the meaning of Code section 414(m)) of which the Company is a member or any other organization that, together with the Company, is treated as a single employer pursuant to Code section 414(o) and Treasury Regulations thereunder; provided, that, for purposes of applying the limitations set forth at Section 9.4, such determination under Code section 1563(a) will be made by substituting the phrase "more than 50 percent" for the phrase "at least 80 percent" wherever it appears in such Code section.

BENEFICIARY. A "Beneficiary" is a person designated or otherwise determined under the provisions of Section 8.2 as the distributee of benefits payable after the death of a Participant. A person designated as, or otherwise determined to be, a Beneficiary under the terms of the Plan has no interest in or rights under the Plan until the Participant in question has died. A Beneficiary will cease to be such on the day on which all benefits to which he, she or it is entitled under the Plan have been distributed.

BOARD. The "Board" is the board of directors or comparable governing body of the Affiliated Organization in question. When the Plan provides for an action to be taken by the Board, the action may be taken by any committee or individual authorized to take such action pursuant to a proper delegation by the board of directors or comparable governing body in question.

CODE. The "Code" is the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes a reference to such provision, any valid ruling, regulation or authoritative pronouncement promulgated thereunder and any provision of future law that amends, supplements or supersedes the provision.

COMMITTEE. The "Committee" is the administrative committee described in Section 12.2.

COMPANY. The "Company" is Nash Finch Company or any successor thereto.

COMPUTATION PERIOD.  "Computation Period" is defined in Section 10.1.

EFFECTIVE DATE. The "Effective Date" of the Plan is January 2, 1966.

ELIGIBLE EARNINGS.

     (a) Subject to Subsection (b), the "Eligible Earnings" of a Participant from a Participating Employer for any Plan Year is the total of all compensation paid to the Participant by the Participating Employer for the portion of the Plan Year during which he or she is a Qualified Employee of the Participating Employer, increased by the amount of the Participant's 401(k) Contributions for the period and reductions experienced by the Participant for the period pursuant to any cafeteria plan maintained by the Participating Employer pursuant to Code section 125 or qualified transportation fringe benefit program maintained by the Participating Employer pursuant to Code section 132(f)(4), to the extent such 401(k) Contributions or reductions are not otherwise included in the Participant's income for that Plan Year.

     (b) In no event will a Participant's Eligible Earnings for any Plan Year be taken into account to the extent it exceeds $150,000 (or such larger amount as may be permitted for the calendar year during which such Plan Year begins under Code section 401(a)(17)).

     (c) Eligible Earnings do not include: (i) any remuneration not paid in cash; (ii) the value of life insurance coverage included in the Participant's wages under Code section 79; (iii) any long-term disability benefit paid by a third party; (iv) any car allowance or moving expense or mileage reimbursement; (v) any educational assistance payment; (vi) severance pay; (vii) payments under any deferred compensation plan; and (viii) any benefit under any qualified or nonqualified stock option or stock purchase plan.

ELIGIBLE ROLLOVER DISTRIBUTION. An "Eligible Rollover Distribution" is any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); any hardship distribution described in Code section 401(k)(2)(B)(i)(IV); and any other amount excepted from the definition of "eligible rollover distribution" by Code section 402(c)(4).

EMPLOYEE. An "Employee" is any individual who performs services for an Affiliated Organization as a common-law employee of the Affiliated Organization.

ERISA. "ERISA" is the Employee Retirement Income Security Act of 1974, as amended. Any reference to a specific provision of ERISA includes a reference to such provision, any valid ruling, regulation or authoritative pronouncement promulgated thereunder and any provision of future law that amends, supplements or supersedes the provision.

401(k) CONTRIBUTION ACCOUNT. The "401(k) Contribution Account" is the account established pursuant to Section 4.1(a)(i). Prior to the Restatement Date this account was called the "pre-tax contribution account."

401(k) CONTRIBUTIONS. "401(k) Contributions" means contributions made by Participants pursuant to Section 3.1. Prior to the Restatement Date these contributions were called "pre-tax contributions."

FUND. The "Fund" is the total of all of the assets of every kind and nature, both principal and income, held in the Trust at any particular time or, if the context so requires, one or more of the investment funds described in Section 5.1.

HIGHLY COMPENSATED EMPLOYEE.

     (a)  A "Highly Compensated Employee" for any Plan Year is any employee who:

          (i) at any time during such Plan Year or the 12-month period preceding such Plan Year, owns or owned (or is considered as owning or having owned within the meaning of Code section 318) more than five percent of the outstanding stock of an Affiliated Organization or stock possessing more than five percent of the total combined voting power of all outstanding stock of an Affiliated Organization; or

          (ii) during the 12-month period preceding such Plan Year, received compensation in excess of $80,000 (or such dollar amount, adjusted to reflect increases in the cost of living, as in effect under Code section 414(q)(1)(B) for the calendar year during which the Plan Year in question begins).

     (b)  For purposes of this section:

          (i) an "employee" is any individual (other than an individual who is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2)) from an Affiliated Organization that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3))) who, during the Plan Year for which the determination is being made, performs services for an Affiliated Organization as

               (1)  a common-law employee,

               (2)  an employee pursuant to Code section 401(c)(1) or

               (3)  a Leased Employee; and

          (ii) "compensation" for any period means an employee's Section 415 Wages for the period.

          (iii) A former employee of an Affiliated Organization shall be treated as a former Highly Compensated Employee of the Affiliated Organization if the former employee was a Highly Compensated Employee of the Affiliated Organization when the former employee incurred a Termination of Employment or the former employee was a Highly Compensated Employee of the Affiliated Organization at any time after attaining age 55. The determination of who is a former Highly Compensated Employee is based on the rules applicable to determining Highly Compensated Employee status as in effect for that determination year in accordance with Section 1.414(q)-1T, Q&A-4 of the Temporary Income Tax Regulations and Notice 97-45 or later guidance under the Code.

HOUR OF ACTIVE SERVICE. An "Hour of Active Service" is an hour for which the Employee is paid, or entitled to payment, for the performance of duties for an Affiliated Organization.

HOUR OF SERVICE. An "Hour of Service" shall have the meaning assigned to it in
Section 10.6.

LEASED EMPLOYEE. A "Leased Employee" is any individual (other than an Employee) who provides services for an Affiliated Organization (or for an Affiliated Organization and "related persons" within the meaning of Code section 144(a)(3)):

     (a) pursuant to an agreement between an Affiliated Organization and any other person;

     (b)  under the Affiliated Organization's primary direction and control; and

     (c)  on a substantially full-time basis for a period of at least one year.

ONE-YEAR BREAK IN SERVICE. "One-Year Break in Service" is defined in Section
10.3.

PARTICIPANT. A "Participant" is a current or former Qualified Employee who has entered the Plan pursuant to the provisions of Article 2 and who has not ceased to be a Participant pursuant to the provisions of Section 2.9.

PARTICIPATING EMPLOYER. A "Participating Employer" is the Company and any other Affiliated Organization that has adopted the Plan, or all of them collectively, as the context requires, and their respective successors. An Affiliated Organization will cease to be a Participating Employer upon a termination of the Plan as to its Qualified Employees or upon its ceasing to be an Affiliated Organization.

PLAN. The "Plan" is that set forth in this instrument as it may be amended from time to time.

PLAN RULE. A "Plan Rule" is a rule, policy, practice or procedure adopted by the Administrator.

PLAN YEAR. A "Plan Year" is the 12-month period beginning on each January 1 and ending on the first following December 31.

PROFIT SHARING CONTRIBUTION ACCOUNT. The "Profit Sharing Contribution Account" is the account established pursuant to Section 4.1(a)(ii).

PROFIT SHARING CONTRIBUTIONS. "Profit Sharing Contributions" means contributions made by the Participating Employers on behalf of Participants pursuant to
Section 3.2. or 3.4.

QUALIFIED EMPLOYEE.

     (a) Except as provided in Subsection (b), a "Qualified Employee" is an Employee who performs services for a Participating Employer as an employee of the Participating Employer (as classified by the Participating Employer at the time the services are performed without regard to any subsequent reclassification).

     (b) An Employee who would otherwise be a Qualified Employee is not a Qualified Employee if he or she:

          (i) is a nonresident alien who receives no earned income (within the meaning of Code section 911(d)(2) from a Participating Employer that constitutes income from sources within the United States (within the meaning of Code section 861(a)(3)); or

          (ii) is covered by a collective bargaining agreement, for whom retirement benefits were the subject of good faith bargaining between such person's representative and a Participating Employer, and is not, as a result of such bargaining, specifically covered by this Plan.

          For Plan Years beginning after 1997, any individual who performs services for Bellefontaine IGA Federal Credit Union as a common-law employee is not a Qualified Employee and the Accounts of any Participant who is an employee of Bellefontaine IGA Federal Credit Union will be treated in the same manner as if the employee transferred employment to an Affiliated Organization that had not adopted the Plan.

     (c) An individual who is classified by a Participating Employer as an independent contractor, Leased Employee or as any other status in which the individual is not classified by the Participating Employer as an employee of the Participating Employer at the time services are performed is not a Qualified Employee. No judicial or administrative reclassification, or reclassification by the Participating Employer, will be applied to grant retroactive eligibility to any individual under the Plan.

RESTATEMENT DATE. The "Restatement Date" of the Plan is January 1, 2001, or such earlier date as specified in the Addendum.

ROLLOVER ACCOUNT. The "Rollover Account" is the account established pursuant to
Section 4.1(a)(iii).

SECTION 415 WAGES.

     (a) An individual's "Section 415 Wages" for any period is his or her "compensation," within the meaning of Code section 415(c)(3) and Treasury Regulations thereunder, for the period from all Affiliated Organizations.

     (b) The Administrator may, for any period, determine the items of remuneration that, in accordance with Treasury Regulations, will be included in Section 415 Wages for such period; provided that for each purpose under this Plan, the Administrator's determination will be uniform throughout any period.

     (c) An individual's "Section 415 Wages" for any period shall include any elective contributions pursuant to a qualified cash or deferred arrangement, otherwise payable to the individual by an Affiliated Organization, and any other amount that are not includable in an individual's gross income by reason of Code sections 125, 132(f)(4), or 457.

TERMINATION OF EMPLOYMENT.

     (a) For purposes of the Plan, a Participant will be deemed to have terminated employment only if he or she dies, becomes Disabled or has a "separation from service," within the meaning of Code Section 401(k)(2)(B)(i)(I). Neither transfer of employment among Affiliated Organizations nor absence from active service by reason of disability leave, other than in connection with a Participant becoming Disabled, or any other leave of absence will constitute a Termination of Employment.

     (b) A Participant who, in conjunction with a disposition by an Affiliated Organization of its interest in a subsidiary, within the meaning of Code section 401(k)(10)(A)(iii), continues employment with the subsidiary, will be considered to have terminated employment if the applicable conditions specified in Treasury Regulations under Code section 401(k)(10) are satisfied.

     (c) A Participant who, in conjunction with a disposition by an Affiliated Organization of substantially all of the assets used by the Affiliated Organization in a trade or business of the Affiliated Organization, within the meaning of Code section

          401(k)(10)(A)(ii), transfers employment to the corporation acquiring the assets, will be considered to have terminated employment if the applicable conditions specified in Treasury Regulations under Code section 401(k)(10) are satisfied.

     (d) A Participant who, in conjunction with a disposition by an Affiliated Organization of his or her interest in a subsidiary, continues employment with the subsidiary or in conjunction with a disposition by an Affiliated Organization of substantially all of the assets used by the Affiliated Organization in a trade or business of the Affiliated Organization, transfers employment to the acquiror of such assets, will be considered to have not terminated employment if the applicable conditions specified in Treasury Regulations under Code section 401(k)(10)(A) are not satisfied. If a Participant is considered to have not terminated employment as a result of this subsection, this subsection will continue to apply in the event of any subsequent transfer of employment in conjunction with the disposition of all or any portion of a business operation of the initial acquiror or any subsequent acquirors that would not otherwise entitle the Participant to a distribution under Subsection (b) or (c).

TESTING WAGES.

     (a) An individual's "Testing Wages" for any Plan Year is his or her Section-415 Wages for that Plan Year.

     (b) Notwithstanding Subsection (a), in no event will a person's Testing Wages for any Plan Year be taken into account to the extent it exceeds $150,000 (or such other larger amount as may be permitted for the calendar year during which such Plan Year begins under Code section 401(a)(17)).

     (c) The Administrator may, for any Plan Year, adopt any alternative definition of Testing Wages that complies with Code section 414(s) and Treasury Regulations thereunder; provided, that for each purpose under this Plan, the definition so adopted will be uniform throughout any Plan Year.

TREASURY REGULATIONS. "Treasury Regulations" mean regulations, rulings, notices and other promulgations issued under the authority of the Secretary of the Treasury that apply to, or may be relied upon in the administration of, this Plan.

TRUST. The "Trust" is that created for purposes of implementing benefits under the Plan.

TRUSTEE. The "Trustee" is the corporation and/or individual or individuals who from time to time is or are the duly appointed and acting trustee or trustees of the Trust.

YEAR OF SERVICE. "Year of Service" is defined in Section 10.2.

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN
                                  2001 REVISION

                                    ADDENDUM

                             SPECIAL EFFECTIVE DATES

The following Plan provisions are effective prior to the Restatement Date:

DEFINITIONS

Effective on or after January 1, 1999, the definition of "Eligible Earnings" in
Section 14.2 of the Plan shall include elective amounts that are not includable in the gross income of the Employee by reason of Code section 132(f)(4).

The definition of "Eligible Rollover Distribution" in Section 14.2 of the Plan is effective for Plan Years beginning on or after January 1, 1999.

The definition of "Highly Compensated Employee" in Section 14.2 of the Plan is effective for Plan Years beginning on or after January 1, 1997.

The definition of "Leased Employee" in Section 14.2 of the Plan is effective for Plan Years beginning on or after January 1, 1997.

The definition of "Section 415 Wages" in Section 14.2 of the Plan is generally effective for Plan Years beginning on and after January 1, 1998.

ADP TESTING

The actual deferral percentage test under Section 9.2(a)(i) was applied using the prior year testing method for the following Plan Years: 1997, 1998, 1999 and 2000.

Section 9.2(d) of the Plan regarding return of excess elective contributions is effective as of January 1, 1997.

Section 9.2(f) of the Plan regarding the nondiscrimination early participation rule is effective as of January 1, 1999.

AGGREGATE DEFINED CONTRIBUTION/DEFINED BENEFIT LIMITATIONS

The annual additions limitation for an individual who is a participant in both a defined benefit plan and a defined contribution plan maintained by the same Participating Employer, as described in Code section 415(e), ceased to be effective under the Plan for limitation years beginning after December-31, 1999.

HIGHLY COMPENSATED EMPLOYEES DETERMINATIONS

LOOK BACK YEAR ELECTIONS. Prior to the Restatement Date, the Plan was administered in accordance with the following look back year election:

Calendar year beginning with the preceding Plan Year for the 1997, 1998, and 1999 Plan Years.

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN

                                    EXHIBIT A

                     SPECIAL PROVISIONS APPLICABLE TO FORMER
            PARTICIPANTS IN THE THOMAS & HOWARD COMPANY, INCORPORATED
             AND AFFILIATED EMPLOYERS PROFIT-SHARING PLAN AND TRUST

Effective as of January 1, 1987, the Thomas & Howard Company, Incorporated and Affiliated Employers Profit-Sharing Plan and Trust, as separately adopted and applied to Thomas & Howard Company of Hickory, Inc., T & H Service Merchandisers, Inc., Thomas & Howard Company of Rocky Mount, Inc. and Virginia Foods of Bluefield, Inc. ("Thomas & Howard Plan"), was amended by way of adoption of the Plan. For purposes of applying the provisions of the Plan to the participation of participants in the Thomas & Howard Plan prior to January 1987 ("Thomas & Howard Participants") from and after January 1987, and to the assets and liabilities attributable to contributions made by and on behalf of Thomas & Howard Participants, the terms of this Exhibit A control to the extent such terms are inconsistent with the remaining provisions of the Plan.

(1) A separate account will be maintained for each Thomas & Howard Participant with respect to assets and liabilities of the Trust Fund attributable to contributions made on his or her behalf under the Thomas & Howard Plan for Plan Years beginning prior to January 1, 1987.

(2) A Thomas & Howard Participant will acquire a vested, nonforfeitable interest in his or her separate account established pursuant to paragraph
     (1) above, in accordance with the following rules.

     (a) Such a Participant will acquire a fully vested interest in such separate account upon attaining age 65 or upon his or her death or becoming totally and permanently disabled (unable to continue his or her usual and customary employment with the Affiliated Organizations, as determined by a physician selected by the Administrator) prior to his or her termination of employment.

     (b) (i) Upon such a Participant's termination of employment in circumstances other than those described in clause (a) above, the Participant will acquire a vested interest in such separate account to the extent set forth in the following schedule:

                                  Exhibit A-1

            YEARS OF SERVICE          EXTENT OF VESTED INTEREST
            Less than 3                               0%
                  3                                  20%
                  4                                  40%
                  5                                  60%
                  6                                  80%
              7 or more                             100%

     (ii) For purpose of applying the foregoing schedule, the number of such Participant's Years of Service is the sum of:

          (A) The number of years of service that he or she had completed under the Thomas & Howard Plan as of the last day of the Plan Year ending prior to December 31, 1986; plus

          (B) One year, if he or she completes at least 1,000 Hours of Service during the 12-month period that begins on the first day of the most recent Plan Year that commences prior to January 1987; plus

          (C) The number of Plan Years, commencing with the Plan Year that begins on January 1, 1987, during each of which he or she completes at least 1,000 Hours of Service.

     (iii) Following a Participant's termination of employment, prior to its forfeiture and reallocation in accordance with the next sentence, the nonvested portion of a Participant's separate account will be invested in accordance with the Plan Rules. The nonvested portion of such a Participant's separate account will be forfeited upon his or her incurring five consecutive One-Year Breaks in Service (determined on the basis of Plan Year computation periods) following his or her termination of employment. Such forfeited amount will be reallocated, as of the last day of the Plan Year during which such forfeiture occurred, among the separate accounts of those Thomas & Howard Participants who, as of the last day of such Plan Year, were employed as Qualified Employees of the Participating Employer with whom the terminating Participant was last employed. Each such Participant's allocated share of such forfeiture will bear the same ratio to the total amount of such forfeiture as such Participant's Eligible Earnings for such Plan Year bears to the total amount of Eligible Earnings of all such Participants who are eligible to share in such forfeiture allocation.

     (c) Such a Participant will, at all times, have a fully vested interest in any Rollover Account established under the Thomas & Howard Plan on his or her behalf.

                                  Exhibit A-2

(3) Appointments of beneficiaries to receive the undistributed portion of such separate account following the death of a Thomas & Howard Participant will be made in accordance with the provisions of Section 8.2.

(4) Distribution of such separate account following a Thomas & Howard Participant's termination of employment or attainment of age 70 1/2 will be made in accordance with the provisions of Article 8.

                                  Exhibit A-3

                               NASH FINCH COMPANY
                              PROFIT SHARING PLAN

                                    EXHIBIT B

             SPECIAL PROVISIONS APPLICABLE TO FORMER PARTICIPANTS IN THE TIMBERLAKE GROCERY COMPANY OF MACON PROFIT SHARING
                                 PLAN AND TRUST.

Effective as of January 1, 1991, the Timberlake Grocery Company of Macon Profit Sharing Plan and Trust ("Timberlake Plan") maintained by the Timberlake Grocery Company of Macon ("Timberlake") was merged into the Nash Finch Company Profit Sharing Plan. All benefits accrued and unpaid under the Timberlake Plan as of the date of the merger were transferred to this Plan. Notwithstanding anything in this Plan to the contrary, the following provisions of this Exhibit B apply to former participants in the Timberlake Plan and to the benefits transferred from the Timberlake Plan on behalf of such former participants:

(1) Separate accounts will be maintained for Timberlake Plan participants with respect to assets and liabilities of the Trust Fund attributable to amounts transferred from the Timberlake Plan. More than one separate account may be established if required by the Plan or if considered advisable by the Plan Administrator.

(2) Former Timberlake Plan participants for whom a separate account is established pursuant to paragraph (1) above will at all times be fully vested in the amounts held in such accounts to the extent attributable to the participant's Basic Contribution Account and Rollover Account under the Timberlake Plan. Any other amounts held in such accounts on behalf of a former Timberlake Plan participant will become vested in accordance with the following rules:

     (a) Full vesting will occur upon the participant's death, Disability or Retirement. Whether Disability or Retirement has occurred will be determined under the terms of the Timberlake Plan as in effect immediately prior to the merger.

     (b) In all other cases, vesting will be determined according to the following schedule:

                      YEARS OF SERVICE                         VESTED PERCENTAGE
                 Less than 3 years                                      0%
                 3 years but less than 4                               20%
                 4 years but less than 5                               40%
                 5 years but less than 6                               60%
                 6 years but less than 7                               80%
                 7 years or more                                      100%

                                  Exhibit B-1

          For purposes of applying this schedule, a Participant's Years of Service will be the sum of the following:

          (i) the participant's full years of service under the Timberlake Plan as of December 31, 1990, plus

          (ii) One Year of Service if the participant would have been credited with a year of service under the Timberlake Plan for a 12-month period beginning after January 1, 1991 and on or before December 31, 1991 had the merger not occurred;

         (iii) the number of the participant's Years of Service for service on and after January 1, 1991 determined in accordance with the terms of the Plan.

     (c) In the case of a former Timberlake Plan participant whose unvested benefits are transferred to the Plan and who thereafter receives, not later than the last day of the second Plan Year following the Plan Year during which he or she terminates employment, a distribution of his or her entire vested account balance under the Plan, the unvested portion of the participant's separate account will, as of the last day of the Plan Year during which such distribution occurs, be forfeited and be used to reduce the amount of the Profit Sharing Contributions for such Plan Year of the Participating Employer with whom he or she was last employed and, to the extent not so used, for subsequent Plan Years; provided that, if such participant (i) received a distribution of less than the entire balance of his or her separate account, (ii) resumes employment with a Participating Employer as a Qualified Employee, and (iii) repays to the Trustee the full amount distributed from his or her separate account before the earlier of five years following the date of his or her reemployment with the Participating Employer as a Qualified Employee, or the date on which he or she incurs five consecutive One-Year Breaks in Service, then the amount of any forfeitures will be restored by the Participating Employer to his or her separate account, unadjusted for any change in value occurring after the distribution. Such restoration will be made from forfeitures that arise for the Plan Year for which such restoration is to be made. To the extent such forfeitures are insufficient for such purpose, the Participating Employer will contribute an amount sufficient to restore such separate accounts.

     (d) Except as otherwise provided in subparagraph (c), the unvested portion of a former Timberlake Plan participant's separate account will be held in the account following the participant's termination of employment until he or she incurs five consecutive One-Year Breaks in Service, at which time such portion will be forfeited and used to reduce the amount of the Profit Sharing Contribution of the Participating Employer with whom the participant was last employed for the Plan Year during which such forfeiture occurs and, to the extent not so used, for succeeding Plan Years.

     (e) Notwithstanding anything in this paragraph (2) to the contrary, all amounts held on behalf of a former Timberlake Plan participant whose unvested benefits were forfeited prior to the plan merger and whose forfeited benefits have not been restored to his or her

                                  Exhibit B-2
          separate account, will be fully vested. If such a participant is reemployed by an Employer as an Employee prior to incurring five consecutive One-Year Breaks in Service, the amount forfeited prior to the merger will be restored as follows:

          (i) If the former Timberlake Plan participant received a distribution of his or her entire vested balance attributable to the Timberlake Plan not later than the last day of the second Plan Year following the Plan Year during which his or her employment terminated, the amount forfeited will be restored only if such participant repays to the Plan the full amount distributed before the earlier of five years following the date of his or her reemployment with a Participating Employer as a Qualified Employee, or the date on which he or she incurs five consecutive One-Year Breaks in Service.

          (ii) If clause (i) does not apply, the amount forfeited will be restored upon such participant's completion of a Year of Service. No repayment to the Plan is required.

          (iii) Restoration of accounts pursuant to (i) or (ii) above will be done in a manner similar to the manner described in subparagraph
                (c).

     (f) If amounts forfeited by a former Timberlake Plan participant are restored to such participant's separate account pursuant to subparagraph
     (e)(ii), or the unvested portion of a participant's separate account is being held pursuant to subparagraph (d), and such participant is not fully vested at the time of his or her subsequent termination, his or her vested interest in the portion of his separate account subject to vesting will not be less than the amount "X" determined by the formula: X = P (AB + (RxD)) -
     (RxD), where P is his or her vested percentage at the time of determination; AB is the value of the relevant portion of his or her separate account at the time of determination; D is the amount previously distributed; and R is the ratio of the relevant portion of the separate account at the time of determination, to such portion of the account immediately following the distribution.

(3) Appointments of beneficiaries to receive the undistributed portion of such separate accounts will be made in accordance with Section 8.2.

(4) Distribution of such separate account following a former Timberlake Plan participant's termination of employment or attainment of age 70 1/2 will be made in accordance with the provisions of Article 8.

(5) Former Timberlake Plan participants may make withdrawals from the portion of a separate account established pursuant to paragraph (1) above that is attributable to basic contributions under the Timberlake Plan, subject to the following:

     (a) Such participants may withdraw all or any portion of the withdrawable assets in their separate accounts at any time after attaining age 59 1/2 .

                                  Exhibit B-3

     (b) Prior to age 59 1/2 , withdrawals will be permitted only for an immediate and heavy financial need of the participant for which funds are not reasonably available from other resources of the participant. If approved by the Administrator, such withdrawal will equal the lesser of (i) the amount required to be distributed to meet the need created by the hardship, (ii) the participant's basic contributions under the Timberlake Plan (less any amounts previously withdrawn by the participant, whether before or after the merger). The circumstances which may warrant approval of a participant's application for a hardship withdrawal are:

          (i) Educational expenses for undergraduate education for the participant or his or her dependents;

          (ii) Medical expenses (to the extent not otherwise reimbursed under any other medical care programs) incurred by the participant or his or her dependents;

          (iii) Expenses for the purchase of a principal residence or major alteration thereto; or

          (iv) Such other circumstances as the Administrator may determine to be within the intent of this section and permitted under Code section 401(k).

     The determination of the existence of financial hardship and the amount required to be distributed to meet the need created by the hardship must be made in a uniform and non-discriminatory manner.

     (c) No more than one withdrawal under subparagraph (a) and one hardship withdrawal under subparagraph (b) will be permitted during any 12-month period.

                                   Exhibit B-4

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN

                                    EXHIBIT C

             SPECIAL RULES APPLICABLE TO CERTAIN FORMER PARTICIPANTS
            IN THE SUPER FOOD SERVICES, INC. 401(k) SAVINGS PLAN AND PRE-ACQUISITION SERVICE CREDIT FOR SUPER FOOD SERVICES, INC. EMPLOYEES

This exhibit sets forth special rules applicable to Participants whose account balances under the Super Food Services, Inc. 401(k) Savings Plan (the "Super Food Plan") were transferred to the Trust in connection with the merger of the Super Food Plan with and into the Plan effective as of March 31, 1997 (the "Merger"). For purposes of this exhibit, such a Participant is referred to as a "Super Food Participant." This exhibit also sets forth pre-acquisition service provisions applicable to certain former employees of Super Food Services, Inc.

1. ACCOUNTS. The balance of a Super Food Participant's accounts under the Super Food Plan will be transferred to Accounts under the Plan as follows:

     (a) The balance of the Super Food Participant's "before-tax contributions account" under the Super Food Plan, if any, will be transferred to his or her 401(k) Contribution Account; and

     (b) The balance of the Super Food Participant's "rollover account" under the Super Food Plan, if any, will be transferred to his or her Rollover Account.

2. LOANS. Any loan outstanding under the Super Food Plan at the time of the Merger will remain outstanding under the Plan in accordance with the terms of such loan. No new loans will be made or permitted on or after the date of the Merger.

3. PRIOR ACTIONS. Beneficiary designations and related spousal consents made pursuant to the Super Food Plan prior to the Merger and in effect as of the date of the Merger will remain in effect for purposes of the Plan until revoked or withdrawn or otherwise made void pursuant to the terms of the Plan.

4. SERVICE CREDIT. Service completed as an employee of Super Food Services, Inc., or any wholly owned subsidiary thereof after it became a wholly owned subsidiary, prior to the date on which Super Food Services, Inc. became an Affiliated Organization, will be taken into account under the Plan for all purposes in accordance with the provisions of Article 10 but only with respect to any individual who was an Employee on January 1, 1998.

                                  Exhibit C-1

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN

                                    EXHIBIT D

                SPECIAL PROVISIONS APPLICABLE TO THE ADOPTION OF
                 THE PLAN BY ERICKSON'S DIVERSIFIED CORPORATION

This Exhibit D sets forth special provisions of the Plan applicable to the adoption of the Plan by Erickson's Diversified Corporation ("Erickson's") effective as of December 31, 1999.

1. ELIGIBILITY. (A) Notwithstanding Section 2.1(b)(iii) of the Plan, a Qualified Employee of Erickson's on December 31, 1999 who was a participant in the Erickson's Diversified Corporation Profit Sharing Plan on December 31, 1999 is eligible to participate in the Plan for the purpose specified in Section 2.1(b)(iii) of the Plan as of December 31, 1999.

          (B) Notwithstanding Sections 2.1(b) and 2.5(a) of the Plan, if a Qualified Employee of Erickson's transfers employment to the Company after the date on which Erickson's became an Affiliated Organization and before January 1, 2000, then

               (1) if the Qualified Employee was a participant in the Erickson's Diversified Corporation 401(k) Plan immediately before the transfer, he or she will be eligible to participate in the Plan for the purpose specified in Section 2.1(b)(ii) of the Plan as of the date on which he or she first performs an Hour of Active Service, and

               (2) if the Qualified Employee was a participant in the Erickson's Diversified Corporation Profit Sharing Plan immediately before the transfer, he or she will be eligible to participate in the Plan for the purpose specified at Section 2.1(b)(iii) of the Plan as of the date on which he or she first performs an Hour of Active Service.

2. SERVICE CREDIT. For any Employee of Erickson's on the date on which Erickson's became an Affiliated Organization, the Employee's service with Erickson's prior to that date will be taken into account, in accordance with Article 10 of the Plan, in determining his or her Years of Service for the purpose of Section 2.1(b)(iii) of the Plan and for the purpose of determining whether he or she completes at least 1000 Hours of Service during the 1999 Plan Year for the purpose of Section 3.2(b)(iii) of the Plan.

3. 1999 PROFIT SHARING CONTRIBUTION. If Erickson's makes a Profit Sharing Contribution for the 1999 Plan Year, in allocating the contribution pursuant to Section 3.2(C) of the Plan, an eligible Participant's Eligible Earnings will be deemed to be his or her Eligible Earnings from Erickson's for the period beginning on June 1, 1999 and ending on December 31, 1999; provided, that the limitation on Eligible Earnings will be equal to the limitation in effect for the 1999 Plan Year multiplied by a fraction, the numerator of which is seven and the denominator of which is 12.

                                  Exhibit D-1

                               NASH FINCH COMPANY
                               PROFIT SHARING PLAN

                                    EXHIBIT E

                SPECIAL PROVISIONS APPLICABLE TO THE ADOPTION OF
                   THE PLAN BY HINKY DINKY SUPERMARKETS, INC.

This Exhibit E sets forth special provisions of the Plan applicable to the adoption of the Plan by Hinky Dinky Supermarkets, Inc. ("HDSI") effective as of January 31, 2000.

1. SERVICE CREDIT. Service completed as an employee with HDSI or Hinky Dinky Auburn, L.L.C., Hinky Dinky Beatrice, L.L.C., H.D. Crete, L.L.C., Hinky Dinky Falls City, L.L.C., Hinky Dinky Holdrege, L.L.C., Hinky Dinky Leavenworth, L.L.C., Hinky Dinky Lincoln #9, L.L.C., Hinky Dinky Lincoln #11, L.L.C., Hinky Dinky McCook, L.L.C., Hinky Dinky O'Neill, L.L.C. and Hinky Dinky Wahoo-Seward, L.L.C. prior to the date on which HDSI became an Affiliated Organization, will be taken into account under the Plan for all purposes in accordance with the provisions of Article 10 but only with respect to any individual who was an Employee on January 31, 2000.

2. ENTRY DATES. A Qualified Employee who is entitled to prior service credit pursuant to this Exhibit E will become eligible to participate in the Plan as follows:

     - For the purpose of having a rollover or transfer made on his or her behalf pursuant to Section 3.3, on January 31, 2000;

     - For the purpose of having 401(k) Contributions made on his or her behalf pursuant to Section 3.1, on (a) January 31, 2000 if the Qualified Employee was a participant in the Hinky Dinky Supermarkets, Inc. 401(k) Profit Sharing Plan on January 31, 2000 or (b) the last day of the three-month period that begins on the day on which he or she first completes an Hour of Active Service; and

     - For the purpose of being eligible to share in the allocation of Profit Sharing Contributions made pursuant to Section 3.2, on the later of
          (a) April 1, 2000 and (b) the first day of the calendar quarter that falls on or next follows the last day of the Computation Period during which he or she first completes two Years of Service.

                                  Exhibit E-1